American High-Income Trust

Part B

Statement of Additional Information

December 1, 2010

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of American High-Income Trust (the “fund” or “AHIT”) dated December 1, 2010. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

American High-Income Trust
Attention: Secretary
333 South Hope Street
Los Angeles, California 90071
213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

Class A	AHITX	Class 529-A	CITAX	Class R-1	RITAX
Class B	AHTBX	Class 529-B	CITBX	Class R-2	RITBX
Class C	AHTCX	Class 529-C	CITCX	Class R-3	RITCX
Class F-1	AHTFX	Class 529-E	CITEX	Class R-4	RITEX
Class F-2	AHIFX	Class 529-F-1	CITFX	Class R-5	RITFX
				Class R-6	RITGX

Investment portfolio
Financial statements

 Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Debt securities

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The fund will invest at least 65% of its assets in lower quality, lower rated debt securities (rated Ba1 or below or BB+ or below (by Nationally Recognized Statistical Rating Organizations designated by the fund's investment adviser) or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loans, and other similar securities, including preferred stock.

Equity securities and securities with debt and equity characteristics

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The fund may invest up to 25% of its assets in equity securities (including common stock, warrants and rights) and securities with a combination of debt and equity characteristics (including convertible preferred stocks and convertible debentures).

Investing outside the U.S.

•	The fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.

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The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

 Description of certain securities and investment techniques

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks.”

Debt securities — Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund's investment adviser, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

Loan assignments and participations — The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed to advance additional funds, the fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the fund purchases assignments it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan.  Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for the fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, there may be a limited number of investors interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Variable and floating rate obligations — The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Maturity — There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Investing in smaller capitalization stocks — The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Warrants and rights — The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

Securities with equity and debt characteristics — The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

These securities may include hybrid securities, which also have equity and debt characteristics. Such securities are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

Investing outside the U.S. — Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have less stable governments, may present the risks of nationalization of businesses, may have restrictions on foreign ownership and prohibitions on the repatriation of assets and may have less protection of property rights than more developed countries. The economies of developing countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Currency transactions — The fund may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase or sell a security denominated in that currency (often referred to as a spot or cover transaction). The fund may also enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may cross hedge and purchase or sell one currency against another currency (other than the U.S. dollar).

The fund will not generally attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with whom it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases a fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, a fund may incur a loss. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by a fund.

Reinsurance related notes and bonds — The fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include The Federal Financing Bank (FFB), the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private

Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, in the event a contract was repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Pass-through securities —The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

Real estate investment trusts — The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Repurchase agreements — The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by the fund that is collateralized by the security purchased. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund’s custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into reverse repurchase agreements and “roll” transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A “roll” transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under “roll” transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the “1933 Act”), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to "Qualified Institutional Buyers". Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund’s board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

The fund may also engage in the following investment practices, although it has no current intention to do so over the next twelve months:

Options on U.S. Treasury Securities – The fund may purchase put and call options on U.S. Treasury securities (“Treasury securities”). A put (call) option gives the fund as purchaser of the option the right (but not the obligation) to sell (buy) a specified amount of Treasury securities at the exercise price until the expiration of the option. The value of a put (call) option on Treasury securities generally increases (decreases) with an increase (decrease) in prevailing interest rates. Accordingly, the fund would purchase puts (calls) in anticipation of, or to protect against, an increase in interest rates. These options are listed on an exchange or traded over-the-counter (“OTC options”). Exchange-traded options have standardized exercise prices and expiration dates; OTC options are two-party contracts with negotiated exercise prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

*     *     *     *     *     *

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund’s portfolio turnover rates for the fiscal years ended September 30, 2010 and 2009 were 47% and 43%, respectively. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years.

 Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1.Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a.Borrow money;

b.Issue senior securities;

c.Underwrite the securities of other issuers;

d.Purchase or sell real estate or commodities;

e.Make loans; or

f.Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2.The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33⅓% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1d, the fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy 1e, the fund may not lend more than 33⅓% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

The fund currently does not intend to engage in securities lending, purchase securities on margin or sell securities short.

 Management of the fund

Board of trustees and officers

“Independent” trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the U.S. Securities and Exchange Commission, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Lee A. Ault III, 74 Trustee (2010)	Private investor and corporate director; former Chairman of the Board, In-Q-Tel, Inc. (technology venture company)	40	Anworth Mortgage Asset Corporation; Office Depot, Inc.	• Service as chief executive officer, payment services company • Corporate board experience • Service on board of healthcare foundation
William H. Baribault, 65 Trustee (2010)	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	40	Former director of Henry Co. (until 2009); Professional Business Bank (until 2009)	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, educational and nonprofit organizations
Richard G. Capen, Jr., 76 Trustee (1999)	Corporate director and author	12	Capital Private Client Services Funds; Carnival Corporation	• Service as chief executive officer, newspaper publisher • Senior management experience, newspaper publisher • Former U.S. Ambassador to Spain

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
James G. Ellis, 63 Trustee (2006)	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	43	Quiksilver, Inc. Former director of Genius Products (until 2008); Professional Business Bank (until 2007)	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, municipal and nonprofit organizations • M.B.A.
Martin Fenton, 75 Chairman of the Board (Independent and Non-Executive) (1989)	Chairman, Senior Resource Group LLC (development and management of senior living communities)	43	Capital Private Client Services Funds	• Service as chief executive officer of multiple companies
Leonard R. Fuller, 64 Trustee (1994)	President and CEO, Fuller Consulting (financial management consulting firm)	43	None	• Former partner, public accounting firm • Financial management consulting • Service on advisory and trustee boards for municipal, educational and nonprofit organizations • M.B.A.
W. Scott Hedrick, 65 Trustee (2010)	Founding General Partner, InterWest Partners (a venture capital firm)	40	Hot Topic, Inc.; Office Depot, Inc.	• Corporate board experience • Service on advisory and trustee boards for charitable and nonprofit organizations • M.B.A.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
R. Clark Hooper, 64 Trustee (2005)	Private investor; former President, Dumbarton Group LLC (securities industry consulting)	46	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.	• Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) • Service on trustee boards for charitable, educational and nonprofit organizations
Merit E. Janow, 52 Trustee (2010)	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	43	The NASDAQ Stock Market LLC; Trimble Navigation Limited

• Service with Office of the U.S. Trade Representative and U.S. Department of Justice

• Corporate board experience

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

• Experience as corporate lawyer

• J.D.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Laurel B. Mitchell, Ph.D., 55 Trustee (2010)	Clinical Professor and Director, Accounting Program, University of Redlands	40	None

• Assistant professor, accounting

• Service in the Office of Chief Accountant and Enforcement Division of the Securities and Exchange Commission

• Experience in corporate management and public accounting

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

• Ph.D., accounting

• Formerly licensed as C.P.A.

Richard G. Newman,5 76 Trustee (1991)	Chairman, AECOM Technology Corporation (engineering, consulting and professional technical services)	13	Capital Private Client Services Funds; Sempra Energy; SouthWest Water Company	• Service as chief executive officer for multiple international companies • Experience as an engineer • M.S., civil engineering

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Frank M. Sanchez, 67 Trustee (1999)	Principal, The Sanchez Family Corporation dba McDonald's Restaurants (McDonald's licensee)	40	None	• Senior academic leadership position • Corporate board experience • Service on advisory and trustee boards for charitable and nonprofit organizations • Ph.D., education administration and finance
Margaret Spellings, 53 Trustee (2010)	President and CEO, Margaret Spellings & Company; Executive Vice President, National Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education - Federal Government Agency; former Assistant to the President for Domestic Policy, The White House: Federal Government, Executive Branch	40	None	• Former senior advisor to the Governor of Texas • Service on advisory and trustee boards for charitable and nonprofit organizations

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Steadman Upham, Ph.D., 61 Trustee (2007)	President and Professor of Anthropology, The University of Tulsa	43	None	• Senior academic leadership positions for multiple universities • Service on advisory and trustee boards for educational and nonprofit organizations • Ph.D., anthropology

“Interested” trustees6,7

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers of Capital Research and Management Company or its affiliates. This management role with the fund’s service providers also permits them to make a significant contribution to the fund’s board.

Name, age and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years
Paul G. Haaga, Jr., 61 Vice Chairman of the Board (1987)	Chairman of the Board, Capital Research and Management Company; Senior Vice President – Fixed Income, Capital Research and Management Company	14	None
David C. Barclay, 54 President and Trustee (1995)	Senior Vice President – Fixed Income, Capital Research and Management Company; Director, Capital Research and Management Company	1	None

Other officers7

Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Jennifer L. Hinman, 52 Senior Vice President (2001)	Senior Vice President – Fixed Income, Capital Research Company*; Director, Capital International Research, Inc.*
David A. Daigle, 43 Vice President (2008)	Senior Vice President – Fixed Income, Capital Research Company*
Marcus B. Linden, 44 Vice President (2008)	Senior Vice President – Fixed Income, Capital Research Company*
Kristine M. Nishiyama, 40 Vice President (2003)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Vice President and Senior Counsel – Capital Bank and Trust Company*
Kimberly S. Verdick, 46 Secretary (1994)	Vice President – Fund Business Management Group, Capital Research and Management Company

Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Ari M. Vinocor, 36 Treasurer (2007)	Vice President – Fund Business Management Group, Capital Research and Management Company
Courtney R. Taylor, 35 Assistant Secretary (2006)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
M. Susan Gupton, 37 Assistant Treasurer (2008)	Vice President – Fund Business Management Group, Capital Research and Management Company

*	Company affiliated with Capital Research and Management Company.
1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2Includes service as a director or officer of the fund's predecessor, American High-Income Trust, a Massachusetts business trust. Trustees and officers of the fund serve until their resignation, removal or retirement.

3Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series®, which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series®, Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and EndowmentsSM, which is available to certain nonprofit organizations.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company. Unless otherwise noted, all directorships are current.

5The investment adviser received architectural and space management services from a company which was a subsidiary of AECOM, Inc. from 1994 to 2008. The total fees relating to this engagement for 2008 represented less than 0.1% of AECOM, Inc.’s 2008 gross revenues.

6“Interested persons” of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

7All of the officers listed, except David Daigle, Jennifer L. Hinman and Marcus B. Linden are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

Fund shares owned by trustees as of December 31, 2009:

Name	Dollar range1 of fund shares owned	Aggregate dollar range1 of shares owned in all funds in the American Funds family overseen by trustee	Dollar range1,2 of independent trustees deferred compensation3 allocated to fund	Aggregate dollar range1,2 of independent trustees deferred compensation3 allocated to all funds within American Funds family overseen by trustee
“Independent” trustees
Lee A. Ault III4	None	Over $100,000	N/A	N/A
William H. Baribault4	None	None	N/A	N/A
Richard G. Capen, Jr.	None	Over $100,000	N/A	$50,001 – $100,000
James G. Ellis	$10,001 – $50,000	Over $100,000	N/A	N/A
Martin Fenton	$10,001 – $50,000	Over $100,000	$50,001 – $100,000	Over $100,000
Leonard R. Fuller	$10,001 – $50,000	$50,001 – $100,000	$1 – $10,000	Over $100,000
W. Scott Hedrick4	None	None	N/A	N/A
R. Clark Hooper	$10,001 – $50,000	Over $100,000	N/A	Over $100,000
Merit E. Janow4	None	Over $100,000	N/A	N/A
Laurel B. Mitchell4	$1 – $10,000	$10,001 –$50,000	N/A	N/A
Richard G. Newman	$1 – $10,000	Over $100,000	N/A	N/A
Frank M. Sanchez	$1 – $10,000	$10,001 – $50,000	N/A	N/A
Margaret Spellings4, 5	None	None	N/A	N/A
Steadman Upham	None	Over $100,000	N/A	Over $100,000

Name	Dollar range1 of fund shares owned	Aggregate dollar range1 of shares owned in all funds in the American Funds family overseen by trustee
“Interested” trustees
Paul G. Haaga, Jr.	Over $100,000	Over $100,000
David C. Barclay	Over $100,000	Over $100,000

1Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for “interested” trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2N/A indicates that the listed individual, as of December 31, 2009, was not a trustee of a particular fund or did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

4Lee A. Ault III, William H. Baribault, W. Scott Hedrick, Merit E. Janow, Laurel B. Mitchell and Margaret Spellings were newly elected to the board effective January 1, 2010.

5Margaret Spellings became a trustee in the American Funds family on June 2, 2009. The aggregate dollar range of shares owned in all funds in the American Funds family overseen by trustee as of September 30, 2010 was $10,001 – $50,000.

Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual fee, which ranges from $1,216 to $8,506, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

Trustee compensation earned during the fiscal year ended September 30, 2010:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates2
Lee A. Ault III3	$ 7,290	$147,235
William H. Baribault3	6,968	145,928
Richard G. Capen, Jr.	12,550	149,698
James G. Ellis	8,495	226,568
Martin Fenton4	10,341	302,272
Leonard R. Fuller4	9,216	298,374
W. Scott Hedrick3	6,482	141,928
R. Clark Hooper	8,793	405,435
Merit E. Janow3	6,265	244,823
Laurel B. Mitchell3	8,065	162,540
Richard G. Newman	8,867	160,304
Frank M. Sanchez	10,636	154,145
Margaret Spellings3	6,482	149,842
Steadman Upham4	9,952	241,817

1Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended September 30, 2010 does not include earnings on amounts deferred in previous fiscal years. See footnote 4 to this table for more information.

2Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series®, which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series®, Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and EndowmentsSM, which is available to certain nonprofit organizations.

3Lee A. Ault III, William H. Baribault, W. Scott Hedrick, Merit E. Janow, Laurel B. Mitchell and Margaret Spellings were newly elected to the board effective January 1, 2010.

4Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2010 fiscal year for participating trustees is as follows: Martin Fenton ($80,546), Leonard R. Fuller ($5,281) and Steadman Upham ($41,440). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

As of November 1, 2010, the officers and trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on October 1, 1987 and was reorganized as a Delaware statutory trust on December 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, the Virginia College Savings PlanSM will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

The fund’s declaration of trust and by-laws as well as separate indemnification agreements with independent trustees provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and independent fund counsel.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser,

principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of Richard G. Capen, Jr.; Laurel B. Mitchell; Frank M. Sanchez; and Steadman Upham, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2010 fiscal year.

The fund has a contracts committee comprised of Lee A. Ault III; William H. Baribault; Richard G. Capen, Jr.; James G. Ellis; Martin Fenton; Leonard R. Fuller; W. Scott Hedrick; R. Clark Hooper; Merit E. Janow; Laurel B. Mitchell; Richard G. Newman; Frank M. Sanchez; Margaret Spellings; and Steadman Upham, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2010 fiscal year.

The fund has a nominating and governance committee comprised of Lee A. Ault III; William H. Baribault; James G. Ellis; R. Clark Hooper; Merit E. Janow; and Laurel B. Mitchell, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held one meeting during the 2010 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds, Endowments and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the funds’ boards monitor the proxy voting process and provide guidance with respect to the Principles.

All U.S. proxies are voted. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on November 1, 2010. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	Class A Class B	23.74% 17.35
Pershing, LLC Jersey City, NJ	Record	Class A Class B Class C Class F-1 Class F-2 Class R-1	9.12 11.16 9.61 27.59 9.94 7.49
First Clearing, LLC Custody Account St. Louis, MO	Record	Class A Class B Class C Class F-1	8.57 11.36 14.89 13.65
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class C Class F-2	8.94 12.69
Citigroup Global Markets, Inc. Omnibus Account New York, NY	Record	Class C Class F-1	7.72 10.14
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class F-2 Class R-5	9.72 6.68 5.97
LPL Financial Omnibus Account San Diego, CA	Record	Class F-2	10.51
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-2	9.17
Nationwide Trust Company Columbus, OH	Record	Class R-3 Class R-6	16.16 19.31
Administaff 401K Plan Humble, TX	Record Beneficial	Class R-3	5.27
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class R-4	7.21
The Capital Group Companies Retirement Plans Los Angeles, CA	Record Beneficial	Class R-5	28.73
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	12.79
Edward D. Jones & Co. Retirement Plan Norwood, MA	Record Beneficial	Class R-5	7.95
American Funds 2010 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	47.08

Name and address	Ownership	Ownership percentage
Delta Retirement Plan Minneapolis, MN	Record Beneficial	Class R-6	14.84

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to both F share classes, all R share classes or all 529 share classes, respectively.

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus: Barclays Capital U.S. Corporate High Yield Index 2% Issuer Cap and Lipper High Current Yield Bond Funds Average.

Portfolio counselor fund holdings and other managed accounts — As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of September 30, 2010:

Portfolio counselor	Dollar range of fund shares owned1	Number of other registered investment companies (RICs) for which portfolio counselor is a manager (assets of RICs in billions)2		Number of other pooled investment vehicles (PIVs) for which portfolio counselor is a manager (assets of PIVs in billions)3		Number of other accounts for which portfolio counselor is a manager (assets of other accounts in billions)4
David C. Barclay	Over $1,000,000	4	$229.3	3	$0.77	17	$8.10
David A. Daigle	$100,001 – $500,000	1	$104.4	None		None
Marcus B. Linden	$100,001 – $500,000	1	$104.4	None		None
Ellen O. Carr	$100,001 – $500,000	1	$ 11.9	3	$1.92	18	$2.74
Abner D. Goldstine	Over $1,000,000	2	$170.0	None		None

1Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.

3Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.

4Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until March 31, 2011, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.

The management fee is based on the following annualized rates and daily net asset levels:

Net asset level

Rate	In excess of	Up to
0.30%	$0	$60,000,000
0.21	60,000,000	1,000,000,000
0.18	1,000,000,000	3,000,000,000
0.16	3,000,000,000	6,000,000,000
0.15	6,000,000,000	10,000,000,000
0.14	10,000,000,000	15,000,000,000
0.135	15,000,000,000

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

Monthly gross income

Rate	In excess of	Up to
3.00%	$0	$8,333,333
2.50	8,333,333	25,000,000
2.00	25,000,000	50,000,000
1.50	50,000,000

For the fiscal years ended September 30, 2010, 2009 and 2008, the investment adviser was entitled to receive from the fund management fees of $50,683,000, $40,374,000 and $42,247,000, respectively. After giving effect to the management fee waivers and advisory fee reduction described below, the fund paid the investment adviser management fees of $39,433,000 (a reduction of $941,000) and $38,022,000 (a reduction of $4,225,000) for the fiscal years ended September 30, 2009 and 2008, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. From April 1, 2005 through December 31, 2008, this waiver increased to 10% of the management fees that the investment adviser was otherwise entitled to receive. The waiver was discontinued effective January 1, 2009.

Administrative services agreement — The Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class C, F, R and 529 shares will continue in effect until March 31, 2011, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund’s Class C, F, R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company,® the fund’s Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties providing such services. For Class R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative Agreement that would otherwise have been paid by the fund. For the year ended September 30, 2010, the total fees paid by the investment adviser were $141,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding Class R-5 and R-6 shares)

and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 and R-6 shares, the administrative services fee is calculated at the annual rate of up to 0.10% and 0.05%, respectively, of the average daily net assets of such class. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund’s applicable share classes. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company. A portion of the fees paid to American Funds Service Company for transfer agent services is also paid directly from the relevant share class.

During the 2010 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

Administrative services fee
Class C	$2,118,000
Class F-1	2,162,000
Class F-2	538,000
Class 529-A	198,000
Class 529-B	27,000
Class 529-C	90,000
Class 529-E	11,000
Class 529-F-1	9,000
Class R-1	37,000
Class R-2	926,000
Class R-3	584,000
Class R-4	291,000
Class R-5	212,000
Class R-6	42,000

Principal Underwriter and plans of distribution — American Funds Distributors,® Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251 and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

•
For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

•	For Class B and 529-B shares sold prior to April 21, 2009, the Principal Underwriter sold its rights to the 0.75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensated investment dealers for sales of Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.

•	For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class C and 529-C shares. The fund also reimbursed the Principal Underwriter for advancing immediate service fees to qualified dealers on sales of Class B and 529-B shares prior to April 21, 2009. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2010	$5,143,000	$19,736,000
	2009	5,227,000	20,004,000
	2008	5,000,000	19,170,000
Class B	2010	17,000	—
	2009	74,000	645,000
	2008	197,000	1,263,000
Class C	2010	830,000	1,962,000
	2009	—	2,441,000
	2008	428,000	1,962,000
Class 529-A	2010	167,000	634,000
	2009	109,000	413,000
	2008	129,000	492,000
Class 529-B	2010	1,000	—
	2009	4,000	22,000
	2008	8,000	58,000
Class 529-C	2010	—	153,000
	2009	—	99,000
	2008	13,000	108,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to 0.25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to 0.30% for Class A shares and up to 0.50% for Class 529-A shares under the applicable Plan.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

Class B and 529-B — The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund’s average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

Other share classes (Class C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4) — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments1	Distribution related payments1	Total allowable under the Plans2
Class C	0.25%	0.75%	1.00%
Class 529-C	0.25	0.75	1.00
Class F-1	0.25	—	0.50
Class 529-F-1	0.25	—	0.50
Class 529-E	0.25	0.25	0.75
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1	Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.
2	The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

During the 2010 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$24,340,000	$1,870,000
Class B	4,961,000	373,000
Class C	12,662,000	1,103,000
Class F-1	3,650,000	516,000
Class 529-A	423,000	38,000
Class 529-B	225,000	20,000
Class 529-C	785,000	83,000
Class 529-E	53,000	6,000
Class 529-F-1	—	—
Class R-1	198,000	18,000
Class R-2	1,416,000	130,000
Class R-3	1,412,000	127,000
Class R-4	466,000	50,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial advisers to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial adviser. If you need a financial adviser, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia College Savings Plan — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, 0.09% on net assets between $30 billion and $60 billion, 0.08% on net assets between $60 billion and $90 billion, 0.07% on net assets between $90 billion and $120 billion, and 0.06% on net assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

Other compensation to dealers — As of July 2010, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AXA Advisors, LLC
Cadaret, Grant & Co., Inc.
Cambridge Investment Research, Inc.
Cetera Financial Group
Financial Network Investment Corporation
Guaranty Brokerage Services, Inc.
Multi-Financial Securities Corporation
Primevest Financial Services, Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones
Genworth Financial Securities Corporation
H. Beck, Inc.
Hefren-Tillotson, Inc.
HTK / Janney Montgomery Group
Hornor, Townsend & Kent, Inc.
Janney Montgomery Scott LLC
ING Financial Partners, Inc.
Transamerica Financial Advisors, Inc.
J. J. B. Hilliard, W. L. Lyons, LLC
J.P. Morgan Chase Banc One
Chase Investment Services Corp.
J.P. Morgan Securities Inc.
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Group
Associated Securities Corp.
LPL Financial Corporation
Mutual Service Corporation
Uvest Investment Services
Waterstone Financial Group, Inc.
Merrill Lynch Banc of America
Banc of America Investment Services, Inc.
Banc of America Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Metlife Enterprises
Metlife Securities Inc.
Nathan & Lewis Securities, Inc.
New England Securities
Tower Square Securities, Inc.
Walnut Street Securities, Inc.
MML Investors Services, Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley Smith Barney LLC
National Planning Holdings Inc.
Invest Financial Corporation
Investment Centers of America, Inc.

National Planning Corporation
SII Investments, Inc.
NFP Securities, Inc.
Northwestern Mutual Investment Services, LLC
Park Avenue Securities LLC
PFS Investments Inc.
PNC Bank, National Association
PNC Investments LLC
Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC Capital Markets Corporation
Robert W. Baird & Co. Incorporated
Stifel, Nicolaus & Company, Incorporated
SunTrust Investment Services, Inc.
The Advisor Group
FSC Securities Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sentra Securities Corporation
Spelman & Co., Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
Wells Fargo Network
A. G. Edwards, A Division Of Wells Fargo Advisors, LLC
Captrust Financial Advisors
First Clearing LLC
First Union Securities Financial Network, Inc.
Southtrust Securities, Inc.
Wachovia Securities, Inc.
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors Investment Services Group
Wells Fargo Advisors Latin American Channel
Wells Fargo Advisors Private Client Group
Wells Fargo Investments, LLC

 Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer’s ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c) the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time, (i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended September 30, 2010, 2009 and 2008 amounted to $184,000, $183,000 and $87,000, respectively. The increase in commissions paid between 2008 and 2009 was largely due to an increase in brokerage transactions and the number of shares transacted.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recent fiscal year, the fund’s regular broker-dealers included Citigroup Global Markets Inc. and Lazard Bros. & Co., Ltd. As of the fund’s most recent fiscal year-end, the fund held equity securities of Citigroup Inc. in the amount of $38,929,000. The fund held debt securities of Citigroup Inc. in the amount of $9,867,000 and Lazard Bros. & Co., Ltd. in the amount of $23,943,000.

 Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund’s custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of Ethics” section in this statement of additional information and the Code of Ethics. Third party service providers of the fund, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements) or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

 Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund’s share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price). The fund will not calculate net asset values on days the New York Stock Exchange is closed for trading.

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds Money Market Fund®) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3 p.m. New York time from one or more independent pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on these prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under policies approved by the fund’s board. Subject to board oversight, the fund’s board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

 Taxes and distributions

Fund taxation — The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company’s “required distribution” for the calendar year ending within the regulated investment company’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” generally means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company’s taxable year) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by the fund from its current year’s ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.

Dividends and capital gain distributions — Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other

American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently. When a capital gain is distributed by the fund, the net asset value per share is reduced by the amount of the payment.

Dividends — The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund’s investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

Dividends from domestic corporations may comprise some portion of the fund’s gross income. To the extent that such dividends constitute any of the fund’s gross income, a portion of the income distributions of the fund to corporate shareholders may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

Capital gain distributions — The fund also intends to distribute its net capital gain each year. The fund’s net capital gain is the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder’s related tax credit.

Shareholder taxation — In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

Dividends — Fund dividends are taxable to shareholders as ordinary income. All or a portion of a fund’s dividend distribution may be a “qualified dividend.” If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder’s dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

Capital gains — Distributions of net capital gain that the fund properly designates as “capital gain dividends” generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. For non-corporate shareholders, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

Unless otherwise noted, all references in the following pages to Class A, B, C or F-1 shares also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

 Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial adviser — Deliver or mail a check to your financial adviser.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds
12711 North Meridian Street
Carmel, IN 46032-9181

American Funds
5300 Robin Hood Rd.
Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank
ABA Routing No. 121000248
Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:
American Funds Service Company
(fund’s name)

For further credit to:
(shareholder’s fund account number)
(shareholder’s name)

You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to the Virginia College Savings Plan for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

•	Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

•	Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

•	Retirement accounts that are funded with employer contributions; and

•	Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

•	Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

•	American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company’s Capital Group Private Client Services division.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of American Funds Money Market Fund to Class C shares of Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Currently, Class C shares of the fund automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class B shares for Class A shares — If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a Class A sales charge. If, however, you exchange your Class B shares for Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

Exchanging Class C shares for Class A shares — If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company of your request. Notwithstanding the previous sentence, you can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Exchanging Class F-1 shares for Class F-2 shares — If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at 800/421-0180 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

 Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc. In the case where the employer adopts any other plan (including, but not limited to, an IRS model agreement), each participant’s account in the plan will be aggregated with the participant’s own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE IRA plan with a certain method of aggregating participant accounts as of November 15, 2004, may continue with that method so long as the employer has not modified the plan document since that date.

Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

(1)
current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2)
currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law,

(b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law , and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3)
currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(4)	companies exchanging securities with the fund through a merger, acquisition or exchange offer;
(5)	insurance company separate accounts;
(6)	accounts managed by subsidiaries of The Capital Group Companies, Inc.;
(7)	The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;
(8)	an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;
(9)
wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

(10)	full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Loan repayments — Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

 Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

•
individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

•	SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

•	endowments or foundations established and controlled by you or your immediate family; or

•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

•
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

•
for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

•	for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of American Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

CDSC waivers for Class A, B and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•
Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•
Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within CollegeAmerica.

 Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

 Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2)if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Automatic exchanges — For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under “General information — fund numbers”), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

 General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds securities of issuers outside the U.S., the Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer Agent — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service Company was paid a fee of $12,393,000 for Class A shares and $581,000 for Class B shares for the 2010 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all share classes from the administrative services fees paid to Capital Research and Management Company and from the relevant share class, as described under “Administrative services agreement.”

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, California 92626, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Bingham McCutchen LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. Counsel does not provide legal services to the fund’s investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by the 1940 Act and related rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on September 30. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling 800/421-0180 or by sending an e-mail request to

prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus.The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

Legal proceedings — On February 16, 2005, the NASD (now the Financial Industry Regulatory Authority or FINRA) filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a FINRA Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. On April 30, 2008, FINRA’s National Adjudicatory Council affirmed the decision by FINRA’s Hearing Panel. The Principal Underwriter has appealed this decision to the U.S. Securities and Exchange Commission.

The investment adviser and Principal Underwriter believe that the likelihood that this matter could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other matters. The investment adviser believes that these suits are without merit and will defend itself vigorously.

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — September 30, 2010

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$11.13
Maximum offering price per share (100/96.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$11.56

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
Stock and stock/bond funds
AMCAP Fund®	002	202	302	402	602
American Balanced Fund®	011	211	311	411	611
American Mutual Fund®	003	203	303	403	603
Capital Income Builder®	012	212	312	412	612
Capital World Growth and Income FundSM	033	233	333	433	633
EuroPacific Growth Fund®	016	216	316	416	616
Fundamental InvestorsSM	010	210	310	410	610
The Growth Fund of America®	005	205	305	405	605
The Income Fund of America®	006	206	306	406	606
International Growth and Income FundSM	034	234	334	434	634
The Investment Company of America®	004	204	304	404	604
The New Economy Fund®	014	214	314	414	614
New Perspective Fund®	007	207	307	407	607
New World Fund®	036	236	336	436	636
SMALLCAP World Fund®	035	235	335	435	635
Washington Mutual Investors FundSM	001	201	301	401	601
Bond funds
American Funds Mortgage FundSM	042	242	342	442	642
American Funds Short-Term Tax-Exempt Bond FundSM	039	N/A	N/A	439	639
American Funds Tax-Exempt Fund of New YorkSM	041	241	341	441	641
American High-Income Municipal Bond Fund®	040	240	340	440	640
American High-Income TrustSM	021	221	321	421	621
The Bond Fund of AmericaSM	008	208	308	408	608
Capital World Bond Fund®	031	231	331	431	631
Intermediate Bond Fund of AmericaSM	023	223	323	423	623
Limited Term Tax-Exempt Bond Fund of AmericaSM	043	243	343	443	643
Short-Term Bond Fund of AmericaSM	048	248	348	448	648
The Tax-Exempt Bond Fund of America®	019	219	319	419	619
The Tax-Exempt Fund of California®*	020	220	320	420	620
The Tax-Exempt Fund of Maryland®*	024	224	324	424	624
The Tax-Exempt Fund of Virginia®*	025	225	325	425	625
U.S. Government Securities FundSM	022	222	322	422	622
Money market fund
American Funds Money Market Fund®	059	259	359	459	659
___________

*Qualified for sale only in certain jurisdictions.

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
Stock and stock/bond funds
AMCAP Fund	1002	1202	1302	1502	1402
American Balanced Fund	1011	1211	1311	1511	1411
American Mutual Fund	1003	1203	1303	1503	1403
Capital Income Builder	1012	1212	1312	1512	1412
Capital World Growth and Income Fund	1033	1233	1333	1533	1433
EuroPacific Growth Fund	1016	1216	1316	1516	1416
Fundamental Investors	1010	1210	1310	1510	1410
The Growth Fund of America	1005	1205	1305	1505	1405
The Income Fund of America	1006	1206	1306	1506	1406
International Growth and Income Fund	1034	1234	1334	1534	1434
The Investment Company of America	1004	1204	1304	1504	1404
The New Economy Fund	1014	1214	1314	1514	1414
New Perspective Fund	1007	1207	1307	1507	1407
New World Fund	1036	1236	1336	1536	1436
SMALLCAP World Fund	1035	1235	1335	1535	1435
Washington Mutual Investors Fund	1001	1201	1301	1501	1401
Bond funds
American Funds Mortgage Fund	1042	1242	1342	1542	1442
American High-Income Trust	1021	1221	1321	1521	1421
The Bond Fund of America	1008	1208	1308	1508	1408
Capital World Bond Fund	1031	1231	1331	1531	1431
Intermediate Bond Fund of America	1023	1223	1323	1523	1423
Short-Term Bond Fund of America	1048	1248	1348	1548	1448
U.S. Government Securities Fund	1022	1222	1322	1522	1422
Money market fund
American Funds Money Market Fund	1059	1259	1359	1559	1459

Fund numbers
Fund	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
AMCAP Fund	2102	2202	2302	2402	2502	2602
American Balanced Fund	2111	2211	2311	2411	2511	2611
American Mutual Fund	2103	2203	2303	2403	2503	2603
Capital Income Builder	2112	2212	2312	2412	2512	2612
Capital World Growth and Income Fund	2133	2233	2333	2433	2533	2633
EuroPacific Growth Fund	2116	2216	2316	2416	2516	2616
Fundamental Investors	2110	2210	2310	2410	2510	2610
The Growth Fund of America	2105	2205	2305	2405	2505	2605
The Income Fund of America	2106	2206	2306	2406	2506	2606
International Growth and Income Fund	2134	2234	2334	2434	2534	2634
The Investment Company of America	2104	2204	2304	2404	2504	2604
The New Economy Fund	2114	2214	2314	2414	2514	2614
New Perspective Fund	2107	2207	2307	2407	2507	2607
New World Fund	2136	2236	2336	2436	2536	2636
SMALLCAP World Fund	2135	2235	2335	2435	2535	2635
Washington Mutual Investors Fund	2101	2201	2301	2401	2501	2601
Bond funds
American Funds Mortgage Fund	2142	2242	2342	2442	2542	2642
American High-Income Trust	2121	2221	2321	2421	2521	2621
The Bond Fund of America	2108	2208	2308	2408	2508	2608
Capital World Bond Fund	2131	2231	2331	2431	2531	2631
Intermediate Bond Fund of America	2123	2223	2323	2423	2523	2623
Short-Term Bond Fund of America	2148	2248	2348	2448	2548	2648
U.S. Government Securities Fund	2122	2222	2322	2422	2522	2622
Money market fund
American Funds Money Market Fund	2159	2259	2359	2459	2559	2659

	Fund numbers
Fund	Class A	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
American Funds 2055 Target Date Retirement FundSM	082	2182	2282	2382	2482	2582	2682
American Funds 2050 Target Date Retirement Fund®	069	2169	2269	2369	2469	2569	2669
American Funds 2045 Target Date Retirement Fund®	068	2168	2268	2368	2468	2568	2668
American Funds 2040 Target Date Retirement Fund®	067	2167	2267	2367	2467	2567	2667
American Funds 2035 Target Date Retirement Fund®	066	2166	2266	2366	2466	2566	2666
American Funds 2030 Target Date Retirement Fund®	065	2165	2265	2365	2465	2565	2665
American Funds 2025 Target Date Retirement Fund®	064	2164	2264	2364	2464	2564	2664
American Funds 2020 Target Date Retirement Fund®	063	2163	2263	2363	2463	2563	2663
American Funds 2015 Target Date Retirement Fund®	062	2162	2262	2362	2462	2562	2662
American Funds 2010 Target Date Retirement Fund®	061	2161	2261	2361	2461	2561	2661

 Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service and Standard & Poor’s Corporation.

Description of bond ratings

Moody’s

Long-term rating definitions

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

Long-term issue credit ratings

AAA

An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated CC is currently highly vulnerable to nonpayment.

C

A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (–)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Fitch

Long-term Credit Ratings

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative.

•
For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•
For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as the following:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.

Description of commercial paper ratings

Moody's
Commercial paper ratings (highest three ratings)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Standard & Poor’s
Commercial paper ratings (highest three ratings)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

[logo – American Funds®]

American High-Income TrustSM
Investment portfolio

September 30, 2010

Bonds, notes & other debt instruments — 88.64%	Principal amount (000)	Value (000)

CORPORATE BONDS, NOTES & LOANS — 84.71%
CONSUMER DISCRETIONARY — 22.14%
Univision Communications, Inc., First Lien Term Loan B, 2.506% 20141,2,3	$124,055	$109,300
Univision Communications Inc. 12.00% 20144	17,065	18,750
Univision Communications Inc. 10.50% 20151,4,5	191,390	183,138
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 20124	45,175	48,111
Charter Communications Operating, LLC, Term Loan B, 7.25% 20141,2,3	1,005	1,040
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20144	26,500	30,144
Charter Communications, Inc. 13.50% 2016	55,038	65,633
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25% 20174	70,900	72,229
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 20184	40,425	42,143
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.125% 20204	44,925	47,845
Michaels Stores, Inc., Term Loan B1, 2.625% 20131,2,3	22,087	21,379
Michaels Stores, Inc. 10.00% 2014	136,900	144,943
Michaels Stores, Inc. 0%/13.00% 20166	43,820	42,396
Michaels Stores, Inc. 0%/13.00% 20164,6	21,700	20,995
Michaels Stores, Inc., Term Loan B2, 4.875% 20161,2,3	6,349	6,235
Michaels Stores, Inc. 11.375% 2016	24,600	26,845
Virgin Media Finance PLC 9.125% 2016	36,015	38,716
Virgin Media Finance PLC, Series 1, 9.50% 2016	101,400	115,089
Virgin Media Secured Finance PLC 6.50% 2018	9,325	9,885
Virgin Media Finance PLC 8.375% 20194	57,435	63,322
Allison Transmission Holdings, Inc., Term Loan B, 3.01% 20141,2,3	33,305	31,336
Allison Transmission Holdings, Inc. 11.00% 20154	50,195	54,713
Allison Transmission Holdings, Inc. 11.25% 20151,4,5	81,644	88,992
Mandalay Resort Group 6.375% 2011	4,150	4,057
MGM Resorts International 6.75% 2012	5,550	5,273
MGM Resorts International 6.75% 2013	16,855	15,738
MGM Resorts International 13.00% 2013	37,775	44,575
MGM Resorts International 5.875% 2014	25,425	21,866
MGM Resorts International 10.375% 2014	12,725	14,220
MGM Resorts International 6.625% 2015	7,975	6,719
MGM Resorts International 7.50% 2016	16,600	14,110
MGM Resorts International 11.125% 2017	18,275	20,902
MGM Resorts International 9.00% 20204	18,925	20,013
Macy’s Retail Holdings, Inc. 8.375% 20151	56,645	65,142
Federated Retail Holdings, Inc. 5.90% 2016	27,000	28,890
Federated Department Stores, Inc. 7.45% 2017	19,366	21,738
Federated Department Stores, Inc. 6.79% 2027	8,767	8,504
Federated Department Stores, Inc. 7.00% 2028	6,900	7,211
Federated Department Stores, Inc. 6.90% 2029	18,491	18,815
Toys “R” Us, Inc. 7.625% 2011	57,410	59,563
Toys “R” Us-Delaware, Inc., Term Loan B, 6.00% 20161,2,3	14,300	14,330
Toys “R” Us-Delaware, Inc. 7.375% 20164	19,580	20,021
Toys “R” Us, Inc. 8.50% 20174	36,325	38,595
Toys “R” Us Property Co. I, LLC 10.75% 2017	3,875	4,398
Toys “R” Us, Inc. 7.375% 2018	9,550	9,168
Neiman Marcus Group, Inc. 9.00% 20151,5	79,954	83,452
Neiman Marcus Group, Inc. 10.375% 2015	34,125	36,002
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	69,003	70,901
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	26,450	27,508
AMC Entertainment Inc. 8.00% 2014	12,175	12,342
AMC Entertainment Inc., Series B, 11.00% 2016	10,000	10,725
AMC Entertainment Inc. 8.75% 2019	68,675	72,710
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	80,550	86,390
Bon-Ton Department Stores, Inc. 10.25% 2014	77,775	76,997
Ziggo Bond Co. BV 8.00% 2018	€48,000	68,976
Boyd Gaming Corp. 7.75% 2012	$27,925	28,204
Boyd Gaming Corp. 6.75% 2014	25,000	22,375
Boyd Gaming Corp. 7.125% 2016	18,775	15,794
Cinemark USA, Inc., Term Loan, 3.55% 20161,2,3	5,521	5,513
Cinemark USA, Inc. 8.625% 2019	56,255	60,193
J.C. Penney Co., Inc. 9.00% 2012	8,980	9,945
J.C. Penney Co., Inc., Series A, 6.875% 2015	5,352	5,794
J.C. Penney Co., Inc. 7.65% 2016	13,014	14,559
J.C. Penney Co., Inc. 5.75% 2018	26,155	27,070
Regal Cinemas Corp., Series B, 9.375% 2012	13,300	13,300
Regal Entertainment Group 9.125% 2018	13,000	13,699
Regal Cinemas Corp. 8.625% 2019	27,955	29,458
Burlington Coat Factory Warehouse Corp. 11.125% 2014	52,410	55,031
Hanesbrands Inc., Series B, 4.121% 20141	45,550	44,070
Hanesbrands Inc. 8.00% 2016	9,600	10,188
Royal Caribbean Cruises Ltd. 8.75% 2011	435	446
Royal Caribbean Cruises Ltd. 6.875% 2013	4,000	4,230
Royal Caribbean Cruises Ltd. 11.875% 2015	40,475	49,278
CSC Holdings, Inc., Series B, 6.75% 2012	4,500	4,719
CSC Holdings, Inc. 8.50% 2014	28,850	31,915
CSC Holdings, Inc. 8.50% 2015	3,500	3,841
CSC Holdings, Inc. 8.625% 2019	11,400	12,939
Dollar General Corp., Term Loan B2, 3.007% 20141,2,3	4,268	4,165
Dollar General Corp. 10.625% 2015	21,363	23,660
Dollar General Corp. 11.875% 20171,5	21,283	25,008
Tower Automotive Holdings 10.625% 20174	51,525	52,298
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	40,750	43,093
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	8,292	9,121
Limited Brands, Inc. 5.25% 2014	55	56
Limited Brands, Inc. 6.90% 2017	5,478	5,834
Limited Brands, Inc. 8.50% 2019	8,750	10,216
Limited Brands, Inc. 7.00% 2020	25,084	27,216
Limited Brands, Inc. 7.60% 2037	5,133	5,056
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 7.75% 20204	45,250	47,965
Technical Olympic USA, Inc. 9.25% 20114,7	36,325	22,522
Technical Olympic USA, Inc. 9.00% 20107	22,486	13,941
Technical Olympic USA, Inc. 9.00% 20107	7,325	4,541
UPC Holding BV 9.875% 20184	37,310	39,922
Edcon (Proprietary) Ltd. 4.129% 20141	€22,425	25,985
Edcon (Proprietary) Ltd. 4.129% 20141	11,000	12,746
Mohegan Tribal Gaming Authority 8.00% 2012	$22,450	17,174
Mohegan Tribal Gaming Authority 6.125% 2013	1,225	975
Mohegan Tribal Gaming Authority 7.125% 2014	24,600	14,514
Mohegan Tribal Gaming Authority 6.875% 2015	6,775	3,769
LBI Media, Inc. 8.50% 20174	40,150	34,328
Local T.V. Finance LLC, Term Loan B, 2.29% 20131,2,3	8,462	7,768
Local T.V. Finance LLC 10.00% 20151,4,5	30,394	26,150
American Media Operations, Inc. 9.00% 20134,5,8,9	3,549	2,342
American Media Operations, Inc. 14.00% 20131,4,5,8	45,752	30,196
Tenneco Automotive Inc. 8.625% 2014	30,995	31,925
Fox Acquisition LLC, Term Loan B, 7.50% 20151,2,3	4,251	4,208
Fox Acquisition LLC 13.375% 20164	26,240	27,486
Quebecor Media Inc. 7.75% 2016	19,700	20,414
Quebecor Media Inc. 7.75% 2016	10,375	10,751
Marina District Finance 9.50% 20154	7,500	7,312
Marina District Finance 9.875% 20184	24,000	23,280
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	28,180	26,348
Jarden Corp. 8.00% 2016	23,250	24,877
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	23,950	24,369
Warner Music Group 7.375% 2014	18,090	17,140
Warner Music Group 9.50% 2016	6,700	7,203
Seneca Gaming Corp., Series B, 7.25% 2012	16,000	15,840
Seneca Gaming Corp. 7.25% 2012	8,440	8,356
Allbritton Communications Co. 8.00% 2018	22,000	22,165
UPC Germany GmbH 8.125% 20174	3,550	3,710
UPC Germany GmbH 9.625% 2019	€10,800	16,041
Radio One, Inc. 6.375% 20137	$20,260	17,145
Gray Television, Inc. 10.50% 2015	16,620	16,682
Education Management LLC and Education Management Finance Corp. 8.75% 2014	15,245	15,245
Lamar Media Corp. 7.875% 2018	13,525	14,269
TL Acquisitions, Inc., Term Loan B, 2.54% 20141,2,3	14,975	13,471
NCL Corporation Ltd. 11.75% 2016	10,110	11,374
Vidéotron Ltée 6.875% 2014	6,780	6,916
Vidéotron Ltée 6.375% 2015	3,720	3,822
Lear Corp. 7.875% 2018	9,000	9,585
Seminole Tribe of Florida 7.804% 20202,4	9,515	8,950
KB Home 6.25% 2015	9,285	8,914
Meritage Corp. 7.731% 20174	9,000	8,078
Interactive Data Corp. 10.25% 20184	6,575	7,068
Ford Motor Co. 9.50% 2011	1,000	1,060
FCE Bank PLC 7.125% 2013	€3,550	5,045
Wendy’s/Arby’s Restaurants, LLC 10.00% 2016	$5,700	6,092
Kabel Deutschland GmbH 10.625% 2014	5,750	6,023
Clear Channel Communications, Inc. 5.00% 2012	5,750	5,463
Phillips-Van Heusen Co. 7.375% 2020	5,000	5,294
Standard Pacific Corp. 6.25% 2014	3,065	2,969
Standard Pacific Corp. 7.00% 2015	2,315	2,228
Sinclair Broadcast Group, Inc. 8.00% 2012	3,000	3,012
Grupo Televisa, SAB 6.625% 2040	2,500	2,856
Time Warner Cable Inc. 7.50% 2014	750	885
Cox Communications, Inc. 5.45% 2014	390	442
KAC Acquisition Corp. 8.00% 20264,5,9	256	—
		3,740,465

TELECOMMUNICATION SERVICES — 12.00%
Cricket Communications, Inc. 9.375% 2014	216,225	224,874
Cricket Communications, Inc. 10.00% 2015	23,245	25,221
Cricket Communications, Inc. 7.75% 2016	142,615	152,063
Sprint Capital Corp. 7.625% 2011	4,000	4,075
Sprint Capital Corp. 8.375% 2012	23,680	25,456
Nextel Communications, Inc., Series E, 6.875% 2013	46,088	46,606
Nextel Communications, Inc., Series F, 5.95% 2014	144,965	144,965
Nextel Communications, Inc., Series D, 7.375% 2015	138,523	139,908
Sprint Capital Corp. 8.75% 2032	3,000	3,165
MetroPCS Wireless, Inc. 9.25% 2014	124,195	130,715
MetroPCS Wireless, Inc. 9.25% 2014	83,640	88,031
Clearwire Communications LLC/Finance 12.00% 20154	82,125	88,900
Clearwire Communications LLC/Finance 12.00% 20154	43,970	47,598
Frontier Communications Corp. 7.875% 2015	22,300	24,196
Frontier Communications Corp. 8.25% 2017	47,325	51,998
Frontier Communications Corp. 8.50% 2020	35,950	39,860
Frontier Communications Corp. 8.75% 2022	15,925	17,597
Digicel Group Ltd. 12.00% 20144	61,825	71,872
Digicel Group Ltd. 12.00% 2014	600	698
Digicel Group Ltd. 8.875% 20154	32,475	33,287
Digicel Group Ltd. 8.875% 2015	10,015	10,265
Digicel Group Ltd. 10.50% 20184	10,450	11,521
Wind Acquisition SA 11.75% 20174	106,800	120,217
Windstream Corp. 8.125% 2013	66,250	72,213
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	8,895	9,211
Windstream Corp. 8.625% 2016	19,300	20,506
Windstream Corp. 7.00% 2019	2,500	2,463
Trilogy International Partners, LLC, 10.25% 20164	84,250	78,774
Intelsat, Ltd. 8.50% 2013	3,000	3,049
Intelsat, Ltd. 8.875% 2015	11,250	11,700
Intelsat Jackson Holding Co., Series B, 8.875% 20154	10,750	11,180
Intelsat, Ltd. 9.50% 2015	7,000	7,280
Intelsat, Ltd. 9.25% 2016	5,000	5,356
Intelsat Jackson Holding Co. 9.50% 2016	15,425	16,524
Intelsat Jackson Holding Co. 8.50% 20194	20,250	22,072
Vodafone Group PLC, Term Loan, 6.875% 20152,3,5,9	69,395	69,742
Crown Castle International Corp. 9.00% 2015	42,550	46,911
Crown Castle International Corp. 7.75% 20174	11,150	12,376
Crown Castle International Corp. 7.125% 2019	2,900	3,103
American Tower Corp. 7.00% 2017	21,825	25,508
American Tower Corp. 7.25% 2019	11,225	13,260
Orascom Telecom 7.875% 20144	32,780	31,879
SBA Telecommunications, Inc. 8.00% 2016	12,850	13,878
Qwest Communications International Inc. 8.00% 2015	12,750	13,866
Sorenson Communications 10.50% 20154	20,700	12,213
América Móvil, SAB de CV 5.00% 2020	4,350	4,713
América Móvil, SAB de CV 8.46% 2036	MXN65,000	5,217
Hawaiian Telcom Communications, Inc. 8.765% 20131,7,9	$19,715	59
Hawaiian Telcom Communications, Inc. 9.75% 20137	23,340	70
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 20141,2,3,5	9,160	7,076
Hawaiian Telcom Communications, Inc., Series B, 12.50% 20157	8,725	1
Level 3 Financing, Inc. 9.25% 2014	4,000	3,780
		2,027,068

FINANCIALS — 10.81%
CIT Group Inc., Series A, 7.00% 2013	98,988	99,978
CIT Group Inc., Series A, 7.00% 2014	77,200	77,393
CIT Group Inc., Term Loan 3, 6.25% 20151,2,3	18,147	18,324
CIT Group Inc., Series A, 7.00% 2015	111,668	111,389
CIT Group Inc., Series A, 7.00% 2016	51,190	50,678
Realogy Corp., Term Loan B, 3.258% 20131,2,3	99,343	88,771
Realogy Corp., Term Loan DD, 3.258% 20131,2,3	44,978	40,191
Realogy Corp., Letter of Credit, 3.313% 20131,2,3	12,906	11,532
Realogy Corp., Second Lien Term Loan A, 13.50% 20172,3	85,475	91,512
International Lease Finance Corp. 5.125% 2010	2,375	2,381
International Lease Finance Corp., Series R, 4.95% 2011	10,265	10,316
International Lease Finance Corp., Series Q, 5.45% 2011	44,505	44,894
International Lease Finance Corp., Series Q, 5.75% 2011	50,436	50,940
International Lease Finance Corp. 4.75% 2012	9,060	9,105
International Lease Finance Corp. 5.00% 2012	6,705	6,705
International Lease Finance Corp., Series R, 5.30% 2012	8,810	8,876
International Lease Finance Corp., Series R, 5.35% 2012	8,390	8,484
International Lease Finance Corp., Series R, 5.40% 2012	17,500	17,675
International Lease Finance Corp., Series R, 6.375% 2013	15,500	15,655
International Lease Finance Corp. 8.625% 20154	14,750	15,819
Liberty Mutual Group Inc. 6.50% 20354	18,000	16,531
Liberty Mutual Group Inc., Series B, 7.00% 20671,4	11,185	10,058
Liberty Mutual Group Inc., Series A, 7.80% 20871,4	75,343	71,953
Liberty Mutual Group Inc., Series C, 10.75% 20881,4	47,950	57,061
Developers Diversified Realty Corp. 5.50% 2015	10,385	10,140
Developers Diversified Realty Corp. 9.625% 2016	55,296	61,757
Developers Diversified Realty Corp. 7.50% 2017	26,110	27,165
Developers Diversified Realty Corp. 7.875% 2020	18,125	18,813
Host Marriott, LP, Series K, 7.125% 2013	3,068	3,137
Host Hotels & Resorts, LP, Series S, 6.875% 2014	11,150	11,568
Host Marriott, LP, Series O, 6.375% 2015	10,725	11,033
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	18,325	19,081
Host Hotels & Resorts LP 9.00% 2017	29,025	32,544
GMAC LLC 7.25% 2011	8,898	9,098
GMAC LLC 6.875% 2012	1,468	1,540
GMAC LLC 7.00% 2012	2,945	3,074
GMAC LLC 7.50% 2013	3,030	3,250
GMAC LLC 2.497% 20141	9,210	8,244
GMAC LLC 6.75% 2014	7,500	7,746
GMAC LLC 8.30% 20154	31,226	34,114
Rouse Co. 7.20% 20127	12,145	14,513
Rouse Co. 5.375% 20137	22,130	24,979
Rouse Co. 6.75% 20134,7	17,950	20,957
Zions Bancorporation 5.65% 2014	31,690	31,532
Zions Bancorporation 7.75% 2014	7,225	7,662
Zions Bancorporation 6.00% 2015	12,560	12,484
MetLife Capital Trust IV 7.875% 20671,4	14,950	15,772
MetLife Capital Trust X 9.25% 20681,4	22,500	26,663
MetLife Inc. 10.75% 20691	7,000	9,105
ProLogis 5.625% 2016	8,685	8,372
ProLogis 6.625% 2018	8,570	8,459
ProLogis 7.375% 2019	10,740	10,856
ProLogis 6.875% 2020	19,260	18,967
Ford Motor Credit Co. 7.25% 2011	8,000	8,400
Ford Motor Credit Co. 7.375% 2011	1,500	1,528
Ford Motor Credit Co. 3.277% 20121	6,000	6,002
Ford Motor Credit Co. 7.50% 2012	5,000	5,310
Ford Motor Credit Co. 7.80% 2012	2,000	2,128
Ford Motor Credit Co. 8.70% 2014	2,000	2,246
Ford Motor Credit Co. 5.625% 2015	2,000	2,059
Ford Motor Credit Co. 7.00% 2015	6,000	6,418
Ford Motor Credit Co. 8.00% 2016	8,950	10,129
Ford Motor Credit Co. 6.625% 2017	2,150	2,294
National City Preferred Capital Trust I 12.00% (undated)1	41,340	46,352
HBOS PLC 6.75% 20184	40,925	41,182
HBOS PLC 6.00% 20334	4,050	3,095
Hospitality Properties Trust 7.875% 2014	4,090	4,605
Hospitality Properties Trust 5.125% 2015	4,410	4,513
Hospitality Properties Trust 6.30% 2016	2,215	2,364
Hospitality Properties Trust 5.625% 2017	12,870	13,234
Hospitality Properties Trust 6.70% 2018	6,820	7,321
Capital One Capital IV 6.745% 20371	22,000	22,110
Capital One Capital V 10.25% 2039	8,365	9,107
Royal Bank of Scotland Group PLC 5.00% 2014	2,050	2,056
Royal Bank of Scotland Group PLC 5.05% 2015	4,178	4,190
Royal Bank of Scotland Group PLC 4.70% 2018	8,490	7,272
RBS Capital Trust II 6.425% noncumulative trust (undated)1,7	18,585	13,521
Royal Bank of Scotland Group PLC 6.99% (undated)1,4	3,615	2,946
Lazard Group LLC 7.125% 2015	21,926	23,943
Nationwide Mutual Insurance Co. 9.375% 20394	18,000	21,315
Unum Group 7.125% 2016	13,575	15,686
Unum Group 5.625% 2020	1,650	1,698
Genworth Financial, Inc. 6.15% 20661	22,500	17,241
Regions Financial Corp. 7.75% 2014	15,500	16,805
Citigroup Inc. 6.125% 2017	4,350	4,759
Citigroup Inc. 6.125% 2018	4,675	5,108
Citigroup Capital XXI 8.30% 20771	6,500	6,858
Simon Property Group, LP 10.35% 2019	7,350	10,289
SLM Corp., Series A, 5.375% 2013	9,000	9,078
Brandywine Operating Partnership, LP 7.50% 2015	7,000	7,855
Lehman Brothers Holdings Inc., Series G, 4.80% 20147	5,000	1,131
Lehman Brothers Holdings Inc., Series I, 6.20% 20147	4,640	1,050
Lehman Brothers Holdings Inc., Series H, 5.50% 20167	360	81
Lehman Brothers Holdings Inc., Series I, 6.875% 20187	23,000	5,520
Banco Mercantil del Norte, SA 6.135% 20161,4	3,500	3,518
Banco Mercantil del Norte, SA 6.862% 20211,4	2,000	2,010
VEB Finance Ltd. 6.902% 20204	4,950	5,426
HVB Funding Trust I 8.741% 20314	5,325	5,325
Banco de Crédito del Perú 5.375% 20204	5,000	5,075
PHH Corp. 9.25% 20164	4,700	4,912
Synovus Financial Corp. 4.875% 2013	4,940	4,469
BBVA Bancomer SA 7.25% 20204	2,805	3,020
Banco del Estado de Chile 4.125% 20204	2,500	2,481
Allstate Corp., Series B, 6.125% 20671	2,530	2,366
AXA SA 6.463% (undated)1,4	200	176
		1,826,423

INDUSTRIALS — 10.48%
Nielsen Finance LLC, Term Loan A, 2.258% 20131,2,3	7,411	7,116
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	73,450	77,582
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	14,625	16,673
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 20166	134,190	135,029
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	63,200	72,048
Nielsen Finance LLC, Term Loan 1L, 8.50% 20172,3,9	28,000	29,260
Nielsen Finance LLC and Nielsen Finance Co. 7.75% 20184	8,700	8,636
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.189% 20141,2,3	6,353	5,150
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.256% 20141,2,3	106,771	86,556
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.50% 20141,2,3	21,404	21,324
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	8,045	6,245
Hawker Beechcraft Acquisition Co., LLC 8.875% 20151,5	54,450	41,041
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	1,305	780
US Investigations Services, Inc., Term Loan B, 3.292% 20151,2,3	8,244	7,513
US Investigations Services, Inc., Term Loan B, 7.75% 20151,2,3	57,852	58,105
US Investigations Services, Inc. 10.50% 20154	46,330	46,156
US Investigations Services, Inc. 11.75% 20164	16,700	16,303
TransDigm Inc. 7.75% 2014	93,421	94,939
TransDigm Inc. 7.75% 2014	17,520	17,805
AMH Holdings, Inc. 11.25% 2014	86,433	90,755
AMH Holdings, Inc. 9.875% 2016	9,425	11,451
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 4.23% 20141,2,3	11,935	11,219
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 4.23% 20141,2,3	11,557	10,863
DAE Aviation Holdings, Inc. 11.25% 20154	76,129	77,088
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 20122	3,200	3,218
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 20122	3,500	3,523
Northwest Airlines, Inc., Term Loan B, 3.79% 20131,2,3	10,083	9,352
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 20132	2,500	2,622
Delta Air Lines, Inc., Second Lien Term Loan B, 3.507% 20141,2,3	11,610	11,078
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 20142	15,353	16,082
Delta Air Lines, Inc. 9.50% 20144	3,256	3,549
Northwest Airlines, Inc., Term Loan A, 2.04% 20181,2,3	10,166	8,768
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20242	32,352	32,514
ARAMARK Corp., Term Loan B, 2.164% 20141,2,3	2,672	2,550
ARAMARK Corp., Letter of Credit, 2.18% 20141,2,3	215	205
ARAMARK Corp. 3.966% 20151	29,270	26,819
ARAMARK Corp. 8.50% 2015	51,370	53,682
ARAMARK Corp., Letter of Credit, 3.405% 20161,2,3	388	381
ARAMARK Corp., Term Loan B, 3.539% 20161,2,3	5,897	5,795
CEVA Group PLC, Bridge Loan, 9.327% 20151,2,3,9	56,263	45,292
CEVA Group PLC 11.625% 20164	16,330	17,310
CEVA Group PLC 11.50% 20184	20,725	21,761
Ashtead Group PLC 8.625% 20154	26,250	27,169
Ashtead Capital, Inc. 9.00% 20164	48,955	50,913
Continental Airlines, Inc. 8.75% 2011	21,200	21,757
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 20172	6,049	5,988
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 20182	5,757	5,527
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20182	4,421	4,399
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20192	4,697	4,982
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20192	2,298	2,332
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20202	5,828	6,141
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 20202	944	913
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 20202	11,306	10,996
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20222	5,092	5,372
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20222	2,494	2,730
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20222	291	318
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20222	5,854	5,927
Nortek, Inc. 11.00% 20138	66,164	70,630
AMR Corp., Series B, 10.45% 2011	1,850	1,878
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 20122	11,375	11,674
American Airlines, Inc., Series 2001-2, Class B, 8.608% 20122	8,690	8,907
AMR Corp. 9.00% 2012	16,155	15,832
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20132	1,300	1,370
AMR Corp. 9.00% 2016	1,475	1,390
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20192	13,690	12,732
AMR Corp. 9.88% 2020	1,275	1,055
AMR Corp. 9.80% 2021	2,555	2,114
AMR Corp. 10.00% 2021	9,000	7,448
RBS Global, Inc. 8.50% 2018	46,200	47,182
United Air Lines, Inc., Term Loan B, 2.313% 20141,2,3	31,836	30,017
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 20062,7,9	1,135	—
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20212,4	8,594	7,992
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 20242	5,821	5,847
RailAmerica, Inc. 9.25% 2017	35,064	38,614
Esterline Technologies Corp. 6.625% 2017	17,247	17,764
Esterline Technologies Corp. 7.00% 20204	18,190	18,918
Kansas City Southern Railway Co. 13.00% 2013	2,710	3,276
Kansas City Southern Railway Co. 8.00% 2015	18,892	20,427
Ply Gem Industries, Inc. 11.75% 2013	19,740	21,220
H&E Equipment Services, Inc. 8.375% 2016	17,875	17,964
Sequa Corp., Term Loan B, 3.79% 20141,2,3	9,618	9,045
Esco Corp. 4.167% 20131,4	950	874
Esco Corp. 8.625% 20134	5,600	5,768
Oshkosh Corp. 8.25% 2017	2,450	2,646
Oshkosh Corp. 8.50% 2020	3,525	3,833
BE Aerospace, Inc. 6.875% 2020	6,200	6,355
RSC Equipment Rental, Inc. and RSC Holdings III, LLC 9.50% 2014	3,650	3,801
Allied Waste North America, Inc. 6.875% 2017	2,800	3,095
		1,769,270

INFORMATION TECHNOLOGY — 8.41%
First Data Corp., Term Loan B2, 3.006% 20141,2,3	112,599	99,311
First Data Corp. 9.875% 2015	224,835	183,241
First Data Corp. 9.875% 2015	19,785	16,273
First Data Corp. 10.55% 20155	124,606	101,249
First Data Corp. 11.25% 2016	16,650	12,071
First Data Corp. 8.875% 20204	25,455	26,537
NXP BV and NXP Funding LLC 3.276% 20131	11,640	11,043
NXP BV and NXP Funding LLC 3.585% 20131	€47,178	60,456
NXP BV and NXP Funding LLC 10.00% 201310	$77,049	86,199
NXP BV and NXP Funding LLC 7.875% 2014	4,625	4,810
NXP BV and NXP Funding LLC 8.625% 2015	€24,950	33,333
NXP BV and NXP Funding LLC 9.50% 2015	$70,140	72,069
NXP BV and NXP Funding LLC 9.75% 20184	82,650	88,436
Freescale Semiconductor, Inc. 8.875% 2014	34,320	34,449
Freescale Semiconductor, Inc. 9.125% 20141,5	99,685	100,183
Freescale Semiconductor, Inc., Term Loan, 4.509% 20161,2,3	19,993	18,300
Freescale Semiconductor, Inc. 10.125% 2016	72,637	66,463
Freescale Semiconductor, Inc. 9.25% 20184	29,800	31,141
Freescale Semiconductor, Inc. 10.125% 20184	50,725	54,276
Sanmina-SCI Corp. 6.75% 2013	39,700	40,295
Sanmina-SCI Corp. 3.042% 20141,4	28,755	27,245
Sanmina-SCI Corp. 8.125% 2016	86,807	89,411
SunGard Data Systems Inc. 9.125% 2013	42,725	43,847
SunGard Data Systems Inc. 10.625% 2015	11,250	12,600
Ceridian Corp. 11.25% 2015	32,925	30,538
Advanced Micro Devices, Inc. 8.125% 2017	21,050	22,313
Advanced Micro Devices, Inc. 7.75% 20204	3,750	3,891
Serena Software, Inc. 10.375% 2016	24,540	25,276
Jabil Circuit, Inc. 8.25% 2018	22,415	25,161
		1,420,417

HEALTH CARE — 7.24%
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	85,740	88,312
Elan Finance PLC and Elan Finance Corp. 8.75% 20164	108,650	110,280
Elan Finance PLC and Elan Finance Corp. 8.75% 20164	43,550	43,768
Tenet Healthcare Corp. 7.375% 2013	71,295	76,107
Tenet Healthcare Corp. 9.25% 2015	31,460	33,937
Tenet Healthcare Corp. 8.875% 2019	48,895	54,212
Tenet Healthcare Corp. 8.00% 20204	16,500	16,500
VWR Funding, Inc., Series B, 10.25% 20151,5	138,243	144,119
PTS Acquisition Corp. 9.50% 20151,5	109,873	111,521
PTS Acquisition Corp. 9.75% 2017	€12,250	15,614
Boston Scientific Corp. 6.25% 2015	$3,785	4,069
Boston Scientific Corp. 5.125% 2017	4,914	4,971
Boston Scientific Corp. 6.00% 2020	18,846	20,136
Boston Scientific Corp. 7.00% 2035	7,800	7,906
Boston Scientific Corp. 7.375% 2040	35,596	40,703
HCA Inc., Term Loan B1, 2.539% 20131,2,3	2,925	2,819
HCA Inc. 6.75% 2013	3,800	3,895
HCA Inc. 9.125% 2014	12,945	13,673
HCA Inc. 6.375% 2015	16,230	16,271
HCA Inc. 9.25% 2016	5,725	6,212
HCA Inc. 9.625% 20161,5	8,388	9,122
HCA Inc., Term Loan B2, 3.539% 20171,2,3	7,015	6,808
HCA Inc. 7.875% 2020	5,050	5,549
HealthSouth Corp. 10.75% 2016	57,535	63,360
Bausch & Lomb Inc. 9.875% 2015	54,025	57,739
Quintiles Transnational 9.50% 20141,4,5	50,435	51,948
Surgical Care Affiliates, Inc. 8.875% 20151,4,5	28,684	29,365
Surgical Care Affiliates, Inc. 10.00% 20174	19,430	19,940
Symbion Inc. 11.75% 20151,5	36,855	32,260
Merge Healthcare Inc. 11.75% 20154	27,425	27,836
Multiplan Inc. 9.875% 20184	25,990	27,225
Coventry Health Care, Inc. 5.875% 2012	4,890	5,074
Coventry Health Care, Inc. 5.95% 2017	20,625	20,660
Patheon Inc. 8.625% 20174	20,385	20,997
Accellent Inc. 8.375% 2017	11,180	11,459
CHS/Community Health Systems, Inc. 8.875% 2015	8,000	8,520
Team Finance LLC and Health Finance Corp. 11.25% 2013	6,944	7,222
Health Management Associates, Inc. 6.125% 2016	3,000	3,045
		1,223,154

MATERIALS — 4.03%
Georgia Gulf Corp. 10.75% 20168	5,388	5,657
Georgia Gulf Corp. 9.00% 20174,8	90,285	95,025
Reynolds Group 7.75% 20164	44,275	45,271
Reynolds Group 8.50% 20184	24,315	23,890
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 9.00% 2014	8,825	9,068
Nalco Co., Term Loan B, 5.75% 20161,2,3	1,827	1,827
Nalco Co. 8.25% 2017	33,000	36,630
Ardagh Packaging Finance 7.375% 2017	€15,100	20,585
Ardagh Packaging Finance 7.375% 20174	$3,250	3,348
Ardagh Packaging Finance 9.125% 20204	7,900	7,900
Ardagh Packaging Finance 9.25% 2020	€5,800	7,907
Ball Corp. 7.125% 2016	$15,285	16,584
Ball Corp. 7.375% 2019	11,480	12,542
Ball Corp. 6.75% 2020	8,345	8,887
CEMEX Finance LLC 9.50% 20164	18,150	18,353
CEMEX Finance LLC 9.50% 2016	6,850	6,927
CEMEX SA 9.25% 20204	7,635	7,196
International Paper Co. 7.95% 2018	20,575	24,990
International Paper Co. 9.375% 2019	5,330	6,925
Owens-Brockway Glass Container Inc. 6.75% 2014	3,309	3,417
Owens-Brockway Glass Container Inc. 7.375% 2016	26,330	28,469
LBI Escrow Corp 8.00% 20174	26,510	29,028
Graphic Packaging International, Inc. 9.50% 2017	17,445	18,666
Graphic Packaging International, Inc. 7.875% 2018	9,950	10,273
Smurfit Kappa Acquisition 7.75% 2019	€11,610	16,619
Smurfit Capital Funding PLC 7.50% 2025	$12,550	11,295
Rockwood Specialties Group, Inc. 7.50% 2014	10,215	10,496
Rockwood Specialties Group, Inc. 7.625% 2014	€12,235	17,117
MacDermid 9.50% 20174	$20,695	21,730
FMG Finance Pty Ltd. 4.297% 20111,4	3,875	3,914
FMG Finance Pty Ltd. 10.625% 20164	11,725	14,495
Plastipak Holdings, Inc. 8.50% 20154	15,515	16,136
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	13,950	15,591
Dow Chemical Co. 7.60% 2014	13,000	15,197
Rio Tinto Finance (USA) Ltd. 8.95% 2014	11,830	14,617
Vertellus Specialties Inc. 9.375% 20154	13,750	14,300
Teck Resources Ltd. 9.75% 2014	10,900	13,449
Georgia-Pacific Corp. 8.125% 2011	11,610	12,103
Rock-Tenn Co. 9.25% 2016	9,795	10,799
Steel Dynamics Inc. 7.625% 20204	9,250	9,643
Newpage Corp. 11.375% 2014	10,000	9,100
Solutia Inc. 8.75% 2017	2,960	3,249
ArcelorMittal 7.00% 2039	2,000	2,050
		681,265

UTILITIES — 3.78%
Edison Mission Energy 7.50% 2013	42,575	39,914
Edison Mission Energy 7.75% 2016	12,825	10,100
Midwest Generation, LLC, Series B, 8.56% 20162	45,241	44,732
Edison Mission Energy 7.00% 2017	32,195	23,422
Edison Mission Energy 7.20% 2019	46,450	33,096
Homer City Funding LLC 8.734% 20262	8,970	8,207
Edison Mission Energy 7.625% 2027	44,280	30,000
Texas Competitive Electric Holdings Co. LLC, Term Loan B1, 3.758% 20141,2,3	9,949	7,751
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 4.066% 20141,2,3	104,050	81,067
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	42,288	27,910
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	34,015	22,450
Texas Competitive Electric Holdings Co. LLC 11.25% 20161,5	11,493	6,400
NRG Energy, Inc. 7.25% 2014	19,700	20,266
NRG Energy, Inc. 7.375% 2016	34,700	35,784
NRG Energy, Inc. 7.375% 2017	21,025	21,603
NRG Energy, Inc. 8.25% 20204	6,000	6,217
AES Corp. 8.75% 20134	5,607	5,705
AES Gener SA 7.50% 2014	11,750	13,108
AES Corp. 7.75% 2015	5,575	5,993
AES Corp. 8.00% 2017	35,000	37,975
AES Corp. 8.00% 2020	13,300	14,497
Intergen Power 9.00% 20174	71,950	76,447
CMS Energy Corp. 4.25% 2015	8,025	8,134
CMC Energy Corp. 6.55% 2017	7,500	8,102
CMS Energy Corp. 8.45% 2019	8,575	10,282
CMS Energy Corp. 6.25% 2020	5,700	6,029
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	4,000	4,184
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	3,000	3,208
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	525	565
Sierra Pacific Resources 8.625% 2014	11,075	11,449
Sierra Pacific Resources 6.75% 2017	4,875	5,042
Enersis SA 7.375% 2014	5,000	5,665
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 20174	2,000	2,136
		637,440

CONSUMER STAPLES — 3.60%
SUPERVALU INC., Term Loan B, 1.506% 20121,2,3	428	416
SUPERVALU INC. 7.50% 2012	3,860	4,010
Albertson’s, Inc. 7.25% 2013	4,990	5,115
SUPERVALU INC. 7.50% 2014	1,000	1,010
SUPERVALU INC., Term Loan B2, 3.006% 20151,2,3	759	736
SUPERVALU INC. 8.00% 2016	51,650	52,296
Albertson’s, Inc. 7.45% 2029	2,684	2,187
Albertson’s, Inc. 8.00% 2031	29,200	23,944
Stater Bros. Holdings Inc. 8.125% 2012	38,005	38,243
Stater Bros. Holdings Inc. 7.75% 2015	47,705	49,136
Rite Aid Corp. 8.625% 2015	14,500	12,597
Rite Aid Corp. 9.75% 2016	15,000	16,106
Rite Aid Corp. 10.25% 2019	18,085	18,921
Rite Aid Corp. 8.00% 20204	20,800	21,216
Rite Aid Corp. 7.70% 2027	7,500	4,313
Rite Aid Corp. 6.875% 2028	11,177	5,952
Smithfield Foods, Inc., Series B, 7.75% 2013	5,200	5,402
Smithfield Foods, Inc. 10.00% 20144	32,400	37,422
Smithfield Foods, Inc. 7.75% 2017	9,350	9,525
Tops Markets 10.125% 20154	47,500	51,241
C&S Group Enterprises LLC 8.375% 20174	47,120	46,236
Ingles Markets, Inc. 8.875% 2017	34,875	37,752
Constellation Brands, Inc. 8.375% 2014	6,450	7,151
Constellation Brands, Inc. 7.25% 2017	25,500	27,317
BFF International Ltd. 7.25% 20204	28,950	31,266
Cott Beverages Inc. 8.375% 20174	8,700	9,244
Cott Beverages Inc. 8.125% 20184	13,325	14,174
Spectrum Brands Inc. 9.50% 20184	20,750	22,280
Tyson Foods, Inc. 10.50% 2014	16,525	19,975
Elizabeth Arden, Inc. 7.75% 2014	12,368	12,507
CEDC Finance Corp. 9.125% 20164	11,500	12,420
TreeHouse Foods, Inc. 7.75% 2018	7,400	7,973
		608,083

ENERGY — 2.22%
Petroplus Finance Ltd. 6.75% 20144	44,675	41,101
Petroplus Finance Ltd. 7.00% 20174	73,800	64,575
Petroplus Finance Ltd. 9.375% 20194	30,475	27,885
Energy Transfer Partners, LP 7.50% 2020	29,875	31,593
General Maritime Corp. 12.00% 2017	22,825	24,195
Overseas Shipholding Group, Inc. 8.125% 2018	20,825	21,736
TransCanada PipeLines Ltd. 6.35% 20671	22,645	21,201
Williams Companies, Inc. 6.375% 20104	6,000	6,000
Williams Companies, Inc. 7.875% 2021	1,222	1,487
Williams Companies, Inc. 8.75% 2032	10,638	13,367
Forest Oil Corp. 8.50% 2014	1,500	1,646
Forest Oil Corp. 7.25% 2019	17,750	18,238
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	4,400	4,590
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	12,125	14,461
Teekay Corp. 8.50% 2020	13,385	14,640
Pemex Project Funding Master Trust 5.75% 2018	5,850	6,440
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	6,500	7,133
Enterprise Products Operating LLC 7.00% 20671	10,055	9,534
Denbury Resources Inc. 9.75% 2016	5,000	5,638
Denbury Resources Inc. 8.25% 2020	3,088	3,385
Continental Resources Inc. 8.25% 2019	1,800	1,980
Continental Resources Inc. 7.375% 20204	700	742
Continental Resources Inc. 7.125% 20214	5,000	5,225
Petrobras International 5.75% 2020	2,780	3,091
Petrobras International 6.875% 2040	4,130	4,748
Enbridge Energy Partners, LP 8.05% 20771	7,220	7,369
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 20142	6,432	6,834
Concho Resources Inc. 8.625% 2017	3,300	3,514
Gazprom OJSC 7.288% 20374	1,800	2,014
		374,362

Total corporate bonds, notes & loans		14,307,947

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 2.70%
Brazil (Federal Republic of) 10.00% 2017	BRL63,600	34,683
Brazil (Federal Republic of) Global 4.875% 2021	$3,100	3,418
Brazil (Federal Republic of) Global 10.25% 2028	BRL15,000	9,942
Brazil (Federal Republic of) Global 7.125% 2037	$2,500	3,300
Brazil (Federal Republic of) Global 11.00% 2040	2,790	3,878
Brazilian Treasury Bill 6.00% 204511	BRL19,184	11,533
Turkey (Republic of) 14.00% 2011	TRY26,550	18,738
Turkey (Republic of) 16.00% 2012	16,000	12,228
Turkey (Republic of) 7.50% 2017	$9,700	11,810
Turkey (Republic of) 6.75% 2018	3,250	3,803
Turkey (Republic of) 6.75% 2040	2,500	2,863
Colombia (Republic of) Global 10.00% 2012	1,500	1,671
Colombia (Republic of) Global 10.75% 2013	3,800	4,579
Colombia (Republic of) Global 8.25% 2014	4,000	4,910
Colombia (Republic of) Global 12.00% 2015	COP19,150,000	13,998
Colombia (Republic of) Global 11.75% 2020	$1,936	3,049
Colombia (Republic of) Global 9.85% 2027	COP12,085,000	9,598
Colombia (Republic of) Global 10.375% 2033	$823	1,325
Colombia (Republic of) Global 7.375% 2037	4,139	5,474
United Mexican States Government, Series M10, 10.50% 2011	MXN12,320	1,049
United Mexican States Government, Series MI10, 9.50% 2014	80,000	7,320
United Mexican States Government 5.00% 201611	66,209	6,232
United Mexican States Government, Series M20, 10.00% 2024	80,000	8,462
United Mexican States Government Global, Series A, 6.75% 2034	$6,105	7,616
United Mexican States Government 4.00% 204011	MXN89,602	8,520
Panama (Republic of) Global 7.125% 2026	$585	746
Panama (Republic of) Global 8.875% 2027	6,500	9,474
Panama (Republic of) Global 6.70% 20362	17,768	21,899
Argentina (Republic of) 0.169% 20121,2	16,240	3,698
Argentina (Republic of) 7.00% 2015	9,560	8,438
Argentina (Republic of) 8.28% 20332,5	6,296	5,266
Argentina (Republic of) GDP-Linked 2035	ARS84,135	2,286
Argentina (Republic of) GDP-Linked 2035	$12,377	1,541
Argentina (Republic of) 1.18% 20382,11	ARS106,414	8,548
Russian Federation 12.75% 2028	$2,000	3,645
Russian Federation 7.50% 20302	21,359	25,694
Uruguay (Republic of) 5.00% 201811	UYU255,010	14,541
Uruguay (Republic of) 4.25% 20272,11	159,020	8,738
Polish Government, Series 0414, 5.75% 2014	PLN51,554	18,188
Polish Government, Series 1017, 5.25% 2017	2,050	704
Polish Government 6.375% 2019	$3,535	4,183
Indonesia (Republic of) 10.375% 2014	1,800	2,284
Indonesia (Republic of), Series 30, 10.75% 2016	IDR39,935,000	5,180
Indonesia (Republic of) 6.875% 20174	$1,000	1,215
Indonesia (Republic of) 6.875% 2018	5,000	6,088
Indonesia (Republic of) 6.875% 20184	3,725	4,535
Indonesia (Republic of) 6.625% 20374	2,500	3,069
Venezuela (Republic of) 10.75% 2013	6,000	5,685
Venezuela (Republic of) 8.50% 2014	1,250	1,056
Venezuela (Republic of) 7.65% 2025	8,455	5,179
Venezuela (Republic of) 9.25% 2027	9,795	7,224
Venezuela (Republic of) 9.25% 2028	2,390	1,630
South Africa (Republic of) 6.875% 2019	7,410	9,096
South Africa (Republic of) 5.50% 2020	4,950	5,556
Egypt (Arab Republic of) 9.10% 2010	EGP 3,130	550
Egypt (Arab Republic of) 11.50% 2011	9,380	1,699
Egypt (Arab Republic of) 9.10% 2012	18,225	3,223
Egypt (Arab Republic of) 11.625% 2014	49,265	9,179
South Korean Government 5.00% 2014	KRW11,325,000	10,443
South Korean Government 5.50% 2017	2,800,000	2,698
Croatian Government 6.75% 20194	$9,400	10,287
Philippines (Republic of) 6.375% 2034	7,600	8,892
Hungarian Government, Series 17/B, 6.75% 2017	HUF1,012,000	5,032
Peru (Republic of) 7.125% 2019	$2,945	3,692
Corporación Andina de Fomento 5.75% 2017	3,000	3,280
Dominican Republic 9.50% 20112	1,125	1,179
Dominican Republic 9.50% 20112,4	687	720
		456,259

MORTGAGE-BACKED OBLIGATIONS2 — 0.76%
American Tower Trust I, Series 2007-1A, Class E, 6.249% 20374	10,725	11,254
American Tower Trust I, Series 2007-1A, Class F, 6.639% 20374	38,760	40,673
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1-A2, 5.689% 20361	15,000	11,708
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY6, Class 2-A3, 5.675% 20371	19,851	17,281
IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 2-A-1, 6.50% 2037	16,152	10,304
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR4, Class 2-A-4, 5.679% 20361	6,000	5,559
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 3-A, 2.60% 20351	6,318	4,511
CS First Boston Mortgage Securities Corp., Series 2007-3, Class 4-A-1, 5.00% 2037	3,519	3,275
CS First Boston Mortgage Securities Corp., Series 2007-1, Class 1-A-6A, 5.863% 20371	1,912	1,168
Bear Stearns ARM Trust, Series 2006-2, Class 2-A-1, 5.65% 20361	5,401	4,028
Citicorp Mortgage Securities, Inc. 5.50% 2035	3,991	3,972
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-9, Class 2-A2, 5.591% 20361	5,497	3,965
Lehman Mortgage Trust, Series 2006-6, Class 3-A-9, 5.50% 2036	5,421	3,570
Washington Mutual Mortgage, WMALT Series 2007-2, Class 3-A-1, 5.50% 2022	2,996	2,750
Banc of America Mortgage Securities, Inc., Series 2005-E, Class 4-A1, 5.375% 20351	2,639	2,475
Banc of America Funding Trust, Series 2006-7, Class T-2-A-1, 5.878% 2036	3,520	2,416
		128,909

U.S. TREASURY BONDS & NOTES — 0.37%
U.S. Treasury 1.375% 2012	10,000	10,185
U.S. Treasury 3.25% 2016	20,000	21,903
U.S. Treasury 6.00% 2026	21,000	28,370
U.S. Treasury 3.875% 2040	2,500	2,585
		63,043

MUNICIPALS — 0.06%
State of Illinois, General Obligation Bonds, Taxable Build America Bonds, Series 2010-5, 7.35% 2035	8,000	8,390
State of Connecticut, Mohegan Tribe of Indians, Gaming Authority Priority Distribution Payment, Public Improvement Bonds,
Series 2003, 5.25% 2033	2,500	1,848
		10,238

ASSET-BACKED OBLIGATIONS2 — 0.04%
AmeriCredit Automobile Receivables Trust, Series 2010-1, Class D, 6.65% 2017	2,500	2,597
Aesop Funding II LLC, Series 2010-3A, Class B, 6.74% 20164	2,000	2,120
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.397% 20371	2,568	1,858
		6,575

Total bonds, notes & other debt instruments (cost: $13,969,699,000)		14,972,971

	Shares or
Convertible securities — 1.16%	principal amount

INFORMATION TECHNOLOGY — 0.75%
Linear Technology Corp., Series A, 3.00% convertible notes 2027	$46,000,000	46,920
Advanced Micro Devices, Inc. 6.00% convertible notes 2015	$32,767,000	32,398
Advanced Micro Devices, Inc. 5.75% convertible notes 2012	$6,218,000	6,358
Suntech Power Holdings Co., Ltd. 3.00% convertible notes 2013	$25,000,000	21,688
Liberty Media Corp. 3.50% convertible notes 2031	$36,000,000	19,300
		126,664

CONSUMER DISCRETIONARY — 0.19%
Cooper-Standard Holdings Inc. 7.00% convertible preferred8,9,10	101,063	14,822
Ford Motor Co. Capital Trust II 6.50% convertible preferred 2032	299,600	14,354
Saks Inc. 2.00% convertible notes 2024	$4,167,000	3,870
		33,046

INDUSTRIALS — 0.12%
UAL Corp. 4.50% convertible notes 2021	$19,803,000	19,882

ENERGY — 0.07%
TUI Travel PLC, Series A, 1.625% convertible notes 2037	$12,000,000	11,970

FINANCIALS — 0.03%
Alexandria Real Estate Equities, Inc. 3.70% convertible notes 20274	$5,000,000	4,931

Total convertible securities (cost: $168,798,000)		196,493

Preferred securities — 1.50%	Shares

FINANCIALS — 1.38%
Barclays Bank PLC 7.434%1,4	39,626,000	40,815
Barclays Bank PLC 8.55%1,4	13,934,000	14,387
Barclays Bank PLC 6.86%1,4	1,825,000	1,743
JPMorgan Chase & Co., Series I, 7.90%1	28,770,000	30,936
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual capital securities4	1,125,000	29,953
Catlin Insurance Ltd. 7.249%1,4	28,000,000	22,960
XL Capital Ltd., Series E, 6.50%1	26,500,000	22,128
HSBC Holdings PLC, Series 2, 8.00%	600,000	16,195
Wells Fargo & Co., Series K, 7.98%1	13,810,000	14,604
Citigroup Inc. 7.875% convertible preferred 2040	324,250	8,106
Citigroup Inc. 6.95% convertible preferred 2031	228,000	5,534
Lloyds Banking Group PLC 6.657% preference shares1,4	13,640,000	9,753
Ally Financial Inc., Series G, 7.00%4	7,226	6,505
Bank of America Corp., Series K, 8.00% noncumulative1	6,250,000	6,456
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative1,4	3,330,000	2,276
SMFG Preferred Capital USD 3 Ltd. 9.50%1,4	315,000	360
Fannie Mae, Series O, 0%1,4,12	150,000	118
		232,829

CONSUMER DISCRETIONARY — 0.12%
Gray Television, Inc., Series D, 17.00%9,10,12	20,948,092	19,979

Total preferred securities (cost: $220,703,000)		252,808

Common stocks — 2.04%

MATERIALS — 0.46%
Georgia Gulf Corp.8,12	4,809,206	78,582

FINANCIALS — 0.42%
Citigroup Inc.12	9,981,696	38,929
Bank of America Corp.	2,088,132	27,375
CIT Group Inc.12	124,904	5,098
		71,402

TELECOMMUNICATION SERVICES — 0.37%
AT&T Inc.	1,000,000	28,600
American Tower Corp., Class A12	538,967	27,627
Sprint Nextel Corp., Series 112	777,508	3,600
CenturyLink, Inc.	53,258	2,102
XO Holdings, Inc.12	4,746	3
		61,932

INDUSTRIALS — 0.36%
Nortek, Inc.8,12	793,646	30,992
Delta Air Lines, Inc.12	2,309,268	26,880
Quad/Graphics, Inc., Class A12	26,732	1,249
Atrium Corp.9,10,12	10,986	990
UAL Corp.12	22,981	543
		60,654

CONSUMER DISCRETIONARY — 0.34%
Cooper-Standard Holdings Inc.8,9,10,12	1,139,235	34,958
Ford Motor Co.12	810,210	9,917
Gray Television, Inc.12	4,486,693	9,018
Time Warner Cable Inc.	39,816	2,150
Charter Communications, Inc., Class A12	39,810	1,294
Adelphia Recovery Trust, Series ACC-112	16,413,965	238
Adelphia Recovery Trust, Series Arahova12	1,773,964	213
Adelphia Recovery Trust, Series ACC-6B9,12	3,619,600	72
Forbes Travel Guide, Inc.9,10,12	83,780	22
American Media, Inc.8,9,10,12	823,272	8
		57,890

HEALTH CARE — 0.08%
UnitedHealth Group Inc.	375,000	13,166
Clarent Hospital Corp. Liquidating Trust8,9,12	576,849	23
		13,189

CONSUMER STAPLES — 0.01%
Winn-Dixie Stores, Inc.12	222,504	1,586

INFORMATION TECHNOLOGY — 0.00%
HSW International, Inc.9,10,12	25,710	114

Total common stocks (cost: $341,825,000)		345,349

Warrants — 0.02%

CONSUMER DISCRETIONARY — 0.02%
Cooper-Standard Holdings Inc., warrants, expire 20178,9,10,12	190,869	2,758
Charter Communications, Inc., warrants, expire 20149,12	13,390	74

Total warrants (cost: $2,244,000)		2,832

	Principal amount	Value
Short-term securities — 5.31%	(000)	(000)

Freddie Mac 0.17%–0.345% due 10/13/2010–3/15/2011	$209,950	$209,883
JPMorgan Chase & Co. 0.21% due 11/29/2010	66,100	66,069
Jupiter Securitization Co., LLC 0.34% due 10/22/20104	44,300	44,292
Fannie Mae 0.195%–0.43% due 10/1–12/3/2010	105,400	105,384
Straight-A Funding LLC 0.34% due 10/14–10/15/20104	105,000	104,987
Procter & Gamble Co. 0.23%–0.27% due 11/2–11/19/20104	85,400	85,380
Medtronic Inc. 0.22% due 10/26–11/2/20104	77,600	77,583
Federal Home Loan Bank 0.18% due 10/6/2010–1/4/2011	61,900	61,885
Private Export Funding Corp. 0.30% due 10/4/20104	40,700	40,699
Coca-Cola Co. 0.25% due 12/6/20104	33,850	33,835
Edison Asset Securitization LLC 0.25% due 11/8/20104	25,000	24,993
Google, Inc. 0.23% due 10/26/20104	21,400	21,396
Ranger Funding Co. LLC 0.18% due 10/1/20104	20,800	20,800

Total short-term securities (cost: $897,143,000)		897,186

Total investment securities (cost: $15,600,412,000)		16,667,639
Other assets less liabilities		225,269

Net assets		$16,892,908

1Coupon rate may change periodically.
2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

3Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,124,517,000, which represented 6.66% of the net assets of the fund.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,339,152,000, which represented 25.69% of the net assets of the fund.

5Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
6Step bond; coupon rate will increase at a later date.
7Scheduled interest and/or principal payment was not received.
8Represents an affiliated company as defined under the Investment Company Act of 1940.
9Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $220,515,000, which represented 1.31% of the net assets of the fund.
10Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets

NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	$64,091	$86,199	.51%
Cooper-Standard Holdings Inc.	5/25/2010–5/27/2010	30,746	34,958	.21
Cooper-Standard Holdings Inc. 7.00% convertible preferred	5/26/2010	9,867	14,822	.09
Cooper-Standard Holdings Inc., warrants, expire 2017	5/25/2010–5/27/2010	2,156	2,758	.02
Gray Television Inc., Series D, 17.00%	6/26/2008	19,901	19,979	.12
Atrium Corp.	4/30/2010	990	990	.01
HSW International, Inc.	12/17/2007	791	114	.00
Forbes Travel Guide, Inc.	12/17/2007	21	22	.00
American Media, Inc.	1/30/2009	8	8	.00

Total restricted securities		$128,571	$159,850	.96%

11Index-linked bond whose principal amount moves with a government retail price index.
12Security did not produce income during the last 12 months.

Key to abbreviations and symbol

ARS = Argentine pesos
BRL = Brazilian reais
COP = Colombian pesos
EGP = Egyptian pounds
€ = Euros
HUF = Hungarian forints
IDR = Indonesian rupiah
KRW = South Korean won
MXN = Mexican pesos
PLN = Polish zloty
TRY = Turkish liras
UYU = Uruguayan pesos

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-921-1110O-S25537

Summary investment portfolio  September 30, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Portfolio by type of security (percent of net assets)
U.S. corporate bonds & notes	64.5
Corporate bonds & notes of issuers outside the U.S.	13.5
Corporate loans	6.7
Bonds & notes of governments & government agencies outside the U.S.	2.7
Other	1.2
Common stocks & warrants	2.1
Convertible securities	1.2
Preferred securities	1.5
Short-term securities & other assets less liabilities	6.6
[end pie chart]

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 88.64%	(000)	(000)	assets

Corporate bonds, notes & loans - 84.71%
Consumer discretionary - 22.14%
Univision Communications, Inc.:
First Lien Term Loan B, 2.506% 2014 (1) (2) (3)	$124,055	$109,300
10.50% 2015 (1) (4) (5)	191,390	183,138
12.00% 2014 (4)	17,065	18,750	1.84%
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.:
7.25% 2017 (4)	70,900	72,229
7.875%-10.875% 2012-2020 (4)	157,025	168,243
Charter Communications, Inc. 13.50% 2016	55,038	65,633
Charter Communications Operating, LLC, Term Loan B, 7.25% 2014 (1) (2) (3)	1,005	1,040	1.82
Michaels Stores, Inc.:
10.00% 2014	136,900	144,943
0%-11.375% 2016 (4) (6)	90,120	90,236
Term Loans, 2.625%-4.875% 2013-2016 (1) (2) (3)	28,436	27,614	1.56
Virgin Media Finance PLC, Series 1, 9.50% 2016	101,400	115,089
Virgin Media Finance PLC 8.375%-9.125% 2016-2019 (4)	93,450	102,038
Virgin Media Secured Finance PLC 6.50% 2018	9,325	9,885	1.34
Allison Transmission Holdings, Inc.:
11.25% 2015 (1) (4) (5)	81,644	88,992
11.00% 2015 (4)	50,195	54,713
Term Loan B, 3.01% 2014 (1) (2) (3)	33,305	31,336	1.04
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	80,550	86,390	.51
Neiman Marcus Group, Inc. 9.00% 2015 (1) (5)	79,954	83,452	.49
Bon-Ton Department Stores, Inc. 10.25% 2014	77,775	76,997	.46
AMC Entertainment Inc. 8.75% 2019	68,675	72,710	.43
Other securities		2,137,737	12.65
		3,740,465	22.14

Telecommunication services - 12.00%
Cricket Communications, Inc.:
9.375% 2014	216,225	224,874
7.75% 2016	142,615	152,063
10.00% 2015	23,245	25,221	2.38
Nextel Communications, Inc.:
Series F, 5.95% 2014	144,965	144,965
Series D, 7.375% 2015	138,523	139,908
Series E, 6.875% 2013	46,088	46,606
Sprint Capital Corp. 7.625%-8.75% 2011-2032	30,680	32,696	2.16
MetroPCS Wireless, Inc.:
9.25% 2014	124,195	130,715
9.25% 2014	83,640	88,031	1.29
Wind Acquisition SA 11.75% 2017 (4)	106,800	120,217	.71
Clearwire Communications LLC/Finance 12.00% 2015 (4)	82,125	88,900	.53
Trilogy International Partners, LLC, 10.25% 2016 (4)	84,250	78,774	.47
Other securities		754,098	4.46
		2,027,068	12.00

Financials - 10.81%
CIT Group Inc.:
Series A, 7.00% 2013	98,988	99,978
Series A, 7.00% 2014	77,200	77,393
Series A, 7.00% 2015	111,668	111,389
Series A, 7.00% 2016	51,190	50,678
Term Loan 3, 6.25% 2015 (1) (2) (3)	18,147	18,324	2.12
Realogy Corp.:
Term Loan B, 3.258% 2013 (1) (2) (3)	99,343	88,771
Second Lien Term Loan A, 13.50% 2017 (2) (3)	85,475	91,512
Term Loans, 3.258%-3.313% 2013 (1) (2) (3)	57,884	51,723	1.37
International Lease Finance Corp., 4.75%-8.625% 2010-2015 (4)	188,296	190,850	1.13
Other securities		1,045,805	6.19
		1,826,423	10.81

Industrials - 10.48%
Nielsen Finance LLC and Nielsen Finance Co.:
10.00% 2014	73,450	77,582
0%/12.50% 2016 (6)	134,190	135,029
7.75%-11.625% 2014-2018 (4)	86,525	97,357
Nielsen Finance LLC, Term Loans, 2.258%-8.50% 2013-2017 (1) (2) (3) (10)	35,411	36,376	2.05
TransDigm Inc. 7.75% 2014	93,421	94,939	.56
AMH Holdings, Inc. 11.25% 2014	86,433	90,755	.54
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.256% 2014 (1) (2) (3)	106,771	86,556	.51
DAE Aviation Holdings, Inc. 11.25% 2015 (4)	76,129	77,088	.46
Other securities		1,073,588	6.36
		1,769,270	10.48

Information technology - 8.41%
First Data Corp.:
Term Loan B2, 3.006% 2014 (1) (2) (3)	112,599	99,311
9.875% 2015	224,835	183,241
10.55% 2015 (5)	124,606	101,249
8.875%-11.25% 2015-2020 (4)	61,890	54,881	2.60
NXP BV and NXP Funding LLC:
10.00% 2013 (7)	77,049	86,199
9.75% 2018 (4)	82,650	88,436
3.585%-8.625% 2013-2015 (1)	€72,128	93,789
3.276%-9.50% 2013-2015 (1)	$86,405	87,922	2.11
Freescale Semiconductor, Inc.:
9.125% 2014 (1) (5)	99,685	100,183
Term Loan, 4.509% 2016 (1) (2) (3)	19,993	18,300
8.875%-10.125% 2014-2018 (4)	187,482	186,329	1.80
Sanmina-SCI Corp. 8.125% 2016	86,807	89,411	.53
Other securities		231,166	1.37
		1,420,417	8.41

Health care - 7.24%
Elan Finance PLC and Elan Finance Corp.:
8.875% 2013	85,740	88,312
8.75% 2016 (4)	108,650	110,280
8.75% 2016 (4)	43,550	43,768	1.44
Tenet Healthcare Corp.:
7.375% 2013	71,295	76,107
8.00%-9.25% 2015-2020 (4)	96,855	104,649	1.07
VWR Funding, Inc., Series B, 10.25% 2015 (1) (5)	138,243	144,119	.85
PTS Acquisition Corp. 9.50% 2015 (1) (5)	109,873	111,521	.66
Other securities		544,398	3.22
		1,223,154	7.24

Materials - 4.03%
Georgia Gulf Corp.:
9.00% 2017 (4) (8)	90,285	95,025
10.75% 2016 (8)	5,388	5,657	.60
Other securities		580,583	3.43
		681,265	4.03

Utilities - 3.78%
Edison Mission Energy 7.00%-7.75% 2013-2027	178,325	136,532
Midwest Generation, LLC, Series B, 8.56% 2016 (2)	45,241	44,732
Homer City Funding LLC 8.734% 2026 (2)	8,970	8,207	1.12
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 4.066% 2014 (1) (2) (3)	104,050	81,067	.48
Intergen Power 9.00% 2017 (4)	71,950	76,447	.45
Other securities		290,455	1.73
		637,440	3.78

Consumer staples - 3.60%
Other securities		608,083	3.60

Energy - 2.22%
Other securities		374,362	2.22

Total corporate bonds, notes & loans		14,307,947	84.71

Bonds & notes of governments & government agencies outside the U.S. - 2.70%
Other securities		456,259	2.70

Other - 1.23%
Other securities		208,765	1.23

Total bonds, notes & other debt instruments (cost: $13,969,699,000)		14,972,971	88.64

Convertible securities - 1.16%

Other - 1.16%
Other securities		196,493	1.16

Total convertible securities (cost: $168,798,000)		196,493	1.16

Preferred securities - 1.50%

Other - 1.50%
Other securities		252,808	1.50

Total preferred securities (cost: $220,703,000)		252,808	1.50

Common stocks - 2.04%	Shares

Other - 2.04%
Georgia Gulf Corp. (8) (9)	4,809,206	78,582	.46
CIT Group Inc. (9)	124,904	5,098	.03
Sprint Nextel Corp., Series 1 (9)	777,508	3,600	.02
Charter Communications, Inc., Class A (9)	39,810	1,294	.01
Other securities		256,775	1.52

Total common stocks (cost: $341,825,000)		345,349	2.04

Warrants - 0.02%

Consumer discretionary - 0.02%
Charter Communications, Inc., warrants, expire 2014 (9) (10)	13,390	74	.00
Other securities		2,758	.02

Total warrants (cost: $2,244,000)		2,832	.02

	Principal
	amount
Short-term securities - 5.31%	(000)

Freddie Mac 0.17%-0.345% due 10/13/2010-3/15/2011	$209,950	209,883	1.24
JPMorgan Chase & Co. 0.21% due 11/29/2010	66,100	66,069
Jupiter Securitization Co., LLC 0.34% due 10/22/2010 (4)	44,300	44,292	.65
Fannie Mae 0.195%-0.43% due 10/1-12/3/2010	105,400	105,384	.62
Straight-A Funding LLC 0.34% due 10/14-10/15/2010 (4)	105,000	104,987	.62
Procter & Gamble Co. 0.23%-0.27% due 11/2-11/19/2010 (4)	85,400	85,380	.51
Medtronic Inc. 0.22% due 10/26-11/2/2010 (4)	77,600	77,583	.46
Other securities		203,608	1.21

Total short-term securities (cost: $897,143,000)		897,186	5.31

Total investment securities (cost: $15,600,412,000)		16,667,639	98.67
Other assets less liabilities		225,269	1.33

Net assets		$16,892,908	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2010, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/2010 (000)
Georgia Gulf Corp. 9.00% 2017 (4)	-	$90,285,000	-	$90,285,000	$5,992	$95,025
Georgia Gulf Corp. (9)	4,809,206	-	-	4,809,206	-	78,582
Georgia Gulf Corp. 10.75% 2016	-	$5,388,000	-	$5,388,000	326	5,657
Georgia Gulf Corp., Term Loan, Revolver (funded), 6.50% 2011	$25,640,000	-	$25,640,000	-	375	-
Georgia Gulf Corp., Term Loan B, 10.00% 2013	$19,496,523	-	$19,496,523	-	580	-
Nortek, Inc. 11.00% 2013	-	$66,164,079	-	$66,164,079	3,960	70,630
Nortek, Inc. (9)	-	793,646	-	793,646	-	30,992
Cooper-Standard Holdings Inc. (4) (9) (7) (10)	-	1,139,235	-	1,139,235	338	34,958
Cooper-Standard Holdings Inc. 7.00% convertible preferred (4) (7) (10)	-	101,063	-	101,063	-	14,822
Cooper-Standard Holdings Inc., warrants, expire 2017 (4) (9) (7) (10)	-	190,869	-	190,869	-	2,758
American Media Operations, Inc. 14.00% 2013 (1) (4) (5)	$44,909,399	$6,192,157	$5,350,000	$45,751,556	6,777	30,196
American Media Operations, Inc. 9.00% 2013 (4) (5) (10)	$3,249,793	$299,061	-	$3,548,854	432	2,342
American Media, Inc. (7) (9) (10)	823,272	-	-	823,272	-	8
Clarent Hospital Corp. Liquidating Trust (9) (10)	576,849	-	-	576,849	-	23
ZiLOG, Inc. (11)	1,140,500	-	1,140,500	-	-	-
					$18,780	$365,993

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Coupon rate may change periodically.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in "Other securities," was $1,124,517,000, which represented 6.66% of the net assets of the fund.

(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $4,339,152,000, which represented 25.69% of the net assets of the fund.

(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6) Step bond; coupon rate will increase at a later date.
(7) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	$64,091	$86,199	.51%
Cooper-Standard Holdings Inc.	5/25/2010–5/27/2010	30,746	34,958	.21
Cooper-Standard Holdings Inc. 7.00% convertible preferred	5/26/2010	9,867	14,822	.09
Cooper-Standard Holdings Inc., warrants, expire 2017	5/25/2010–5/27/2010	2,156	2,758	.02
American Media, Inc.	1/30/2009	8	8	-
Other restricted securities		21,703	21,105	.13

Total restricted securities		$128,571	$159,850	.96%

(8) Represents an affiliated company as defined under the Investment Company Act of 1940.
(9) Security did not produce income during the last 12 months.
(10) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $220,515,000, which represented 1.31% of the net assets of the fund.

(11) Unaffiliated issuer at 9/30/2010.

Key to symbol
€ = Euros

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2010	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $15,238,899)	$16,301,646
Affiliated issuers (cost: $361,513)	365,993	$16,667,639
Cash		29,199
Unrealized appreciation on open forward currency contracts		1
Receivables for:
Sales of investments	56,671
Sales of fund's shares	33,627
Dividends and interest	322,462	412,760
		17,109,599
Liabilities:
Unrealized depreciation on open forward currency contracts		1,852
Payables for:
Purchases of investments	167,335
Repurchases of fund's shares	27,253
Dividends on fund's shares	7,229
Closed forward currency contracts	2,194
Investment advisory services	4,262
Services provided by affiliates	6,277
Trustees' deferred compensation	167
Other	122	214,839
Net assets at September 30, 2010		$16,892,908

Net assets consist of:
Capital paid in on shares of beneficial interest		$17,318,309
Undistributed net investment income		79,931
Accumulated net realized loss		(1,571,332)
Net unrealized appreciation		1,066,000
Net assets at September 30, 2010		$16,892,908

	(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (1,517,284 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$11,686,765	1,049,680	$11.13
Class B	452,131	40,609	11.13
Class C	1,336,978	120,084	11.13
Class F-1	1,457,008	130,865	11.13
Class F-2	511,465	45,939	11.13
Class 529-A	229,615	20,624	11.13
Class 529-B	22,824	2,050	11.13
Class 529-C	91,198	8,191	11.13
Class 529-E	12,230	1,099	11.13
Class 529-F-1	10,658	957	11.13
Class R-1	22,498	2,021	11.13
Class R-2	208,997	18,772	11.13
Class R-3	316,021	28,384	11.13
Class R-4	213,466	19,173	11.13
Class R-5	231,929	20,831	11.13
Class R-6	89,125	8,005	11.13

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2010	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $56;
also includes $18,442 from affiliates)	$1,390,567
Dividends (includes $338 from affiliates)	17,833	$1,408,400

Fees and expenses*:
Investment advisory services	50,683
Distribution services	50,591
Transfer agent services	12,974
Administrative services	7,564
Reports to shareholders	887
Registration statement and prospectus	1,428
Trustees' compensation	137
Auditing and legal	138
Custodian	300
State and local taxes	150
Other	612
Total fees and expenses before reimbursement	125,464
Less reimbursement of fees and expenses	141
Total fees and expenses after reimbursement		125,323
Net investment income		1,283,077

Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $189; also includes $5,275 net loss from affiliates)	173,304
Forward currency contracts	(8,307)
Currency transactions	211	165,208
Net unrealized appreciation (depreciation) on:
Investments	986,295
Forward currency contracts	(1,729)
Currency translations	74	984,640
Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency		1,149,848
Net increase in net assets resulting
from operations		$2,432,925

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Year ended September 30
	2010	2009
Operations:
Net investment income	$1,283,077	$1,051,541
Net realized gain (loss) on investments, forward currency contracts and currency transactions	165,208	(1,497,602)
Net unrealized appreciation on investments, forward currency contracts and currency translations	984,640	2,454,776
Net increase in net assets resulting from operations	2,432,925	2,008,715

Dividends paid or accrued to shareholders from net investment income	(1,193,041)	(1,103,307)

Net capital share transactions	632,268	2,587,103

Total increase in net assets	1,872,152	3,492,511

Net assets:
Beginning of year	15,020,756	11,528,245
End of year (including undistributed and distributions in excess of
net investment income: $79,931 and $(16,338), respectively)	$16,892,908	$15,020,756

See Notes to Financial Statements

Notes to financial statements

1.	Organization

American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization is anticipated to be completed on December 1, 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations –Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders –Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2010 (dollars in thousands):

Investment securities	Level 1	Level 2	Level 3	Total
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$-	$14,161,252	$146,695	$14,307,947
Bonds & notes of governments & government agencies outside the U.S.	-	456,259	-	456,259
Other	-	208,765	-	208,765
Convertible securities	14,354	167,317	14,822	196,493
Preferred securities	5,534	227,295	19,979	252,808
Common stocks	309,162	-	36,187	345,349
Warrants	-	-	2,832	2,832
Short-term securities	-	897,186	-	897,186
Total	$329,050	$16,118,074	$220,515	$16,667,639

Forward currency contracts (1):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	$-	$1	$-	$1
Unrealized depreciation on open forward currency contracts	-	(1,852)	-	(1,852)
Total	$-	$(1,851)	$-	$(1,851)

(1) Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended September 30, 2010 (dollars in thousands):

	Beginning value at 10/1/2009	Net purchases and sales	Net realized loss(2)	Net unrealized appreciation (2)	Net transfers into Level 3(3)	Ending value at 9/30/2010
Investment securities	$102,205	$69,019	$(8,841)	$45,309	$12,823	$220,515

Net unrealized appreciation during the period on Level 3 investment securities held at September 30, 2010 (dollars in thousands) (2):						$42,766

(2) Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.
(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than higher quality debt securities. The market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value or sell.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S.

Management – The investment adviser to the fund actively manages the fund's investments. Consequently, the fund is subject to the risk that the techniques and risk analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities and tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2010, the fund reclassified $6,284,000 from accumulated net realized loss to undistributed net investment income and $51,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$116,049
Post-October currency loss deferrals (realized during the period November 1, 2009, through September 30, 2010)*		(7,536)
Capital loss carryforwards†:
Expiring 2017	$(407,267)
Expiring 2018	(1,061,287)	(1,468,554)
Post-October capital loss deferrals (realized during the period November 1, 2009, through September 30, 2010)*		(76,579)
Gross unrealized appreciation on investment securities		1,343,849
Gross unrealized depreciation on investment securities		(326,643)
Net unrealized appreciation on investment securities		1,017,206
Cost of investment securities		15,650,433
*These deferrals are considered incurred in the subsequent year.
†The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid or accrued to shareholders from net investment income and currency gains were as follows (dollars in thousands):

	Year ended September 30
Share class	2010	2009
Class A	$834,904	$773,043
Class B	34,275	43,681
Class C	86,904	78,706
Class F-1	111,786	112,760
Class F-2	29,436	13,372
Class 529-A	15,068	12,208
Class 529-B	1,534	1,579
Class 529-C	5,379	4,466
Class 529-E	786	670
Class 529-F-1	716	552
Class R-1	1,356	1,104
Class R-2	12,981	11,518
Class R-3	20,641	18,748
Class R-4	14,263	12,118
Class R-5	16,441	17,558
Class R-6*	6,571	1,224
Total	$1,193,041	$1,103,307

*Class R-6 was offered beginning May 1, 2009.

6. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.135% on such assets in excess of $15 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.000% on the first $8,333,333 of the fund's monthly gross income and decreasing to 1.500% on such income in excess of $50 million. For the year ended September 30, 2010, the investment advisory services fee was $50,683,000, which was equivalent to an annualized rate of 0.322% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2010, the total administrative services fees paid by CRMC were $141,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$24,340	$12,393	Not applicable	Not applicable	Not applicable
Class B	4,961	581	Not applicable	Not applicable	Not applicable
Class C	12,662	Included in administrative services	$1,846	$272	Not applicable
Class F-1	3,650		1,978	184	Not applicable
Class F-2		Not applicable	506	32	Not applicable
Class 529-A	423		167	31	$198
Class 529-B	225		19	8	22
Class 529-C	785		67	23	79
Class 529-E	53		9	2	11
Class 529-F-1	-		8	1	9
Class R-1	198		20	17	Not applicable
Class R-2	1,416		281	645	Not applicable
Class R-3	1,412		400	184	Not applicable
Class R-4	466		270	21	Not applicable
Class R-5		Not applicable	199	13	Not applicable
Class R-6		Not applicable	41	1	Not applicable
Total	$50,591	$12,974	$5,811	$1,434	$319

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $137,000, shown on the accompanying financial statements, includes $127,000 in current fees (either paid in cash or deferred) and a net increase of $10,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2010
Class A	$2,549,658	237,137	$718,689	66,733	$(2,711,019)	(253,025)	$557,328	50,845
Class B	59,021	5,490	28,604	2,660	(225,133)	(20,994)	(137,508)	(12,844)
Class C	333,246	30,974	69,926	6,493	(378,365)	(35,308)	24,807	2,159
Class F-1	567,831	52,781	96,858	8,992	(804,727)	(74,985)	(140,038)	(13,212)
Class F-2	310,713	28,776	21,074	1,954	(190,621)	(17,930)	141,166	12,800
Class 529-A	60,849	5,661	14,969	1,389	(33,452)	(3,121)	42,366	3,929
Class 529-B	3,632	338	1,524	142	(5,994)	(557)	(838)	(77)
Class 529-C	28,229	2,627	5,337	495	(16,411)	(1,531)	17,155	1,591
Class 529-E	3,160	295	780	73	(1,975)	(184)	1,965	184
Class 529-F-1	3,580	334	711	66	(1,922)	(180)	2,369	220
Class R-1	8,700	809	1,320	123	(6,828)	(638)	3,192	294
Class R-2	73,929	6,877	12,843	1,193	(62,328)	(5,801)	24,444	2,269
Class R-3	141,257	13,093	20,523	1,907	(139,982)	(13,093)	21,798	1,907
Class R-4	101,937	9,508	14,129	1,311	(88,963)	(8,330)	27,103	2,489
Class R-5	108,455	10,143	16,300	1,514	(111,893)	(10,505)	12,862	1,152
Class R-6	70,051	6,607	6,543	607	(42,497)	(3,946)	34,097	3,268
Total net increase
(decrease)	$4,424,248	411,450	$1,030,130	95,652	$(4,822,110)	(450,128)	$632,268	56,974

Year ended September 30, 2009
Class A	$3,153,668	371,762	$647,705	76,450	$(2,194,686)	(255,978)	$1,606,687	192,234
Class B	108,890	12,953	34,327	4,084	(164,888)	(19,243)	(21,671)	(2,206)
Class C	433,641	50,441	60,856	7,170	(244,407)	(28,586)	250,090	29,025
Class F-1	783,541	93,073	90,817	10,741	(678,655)	(80,004)	195,703	23,810
Class F-2	312,188	36,051	9,800	1,089	(49,240)	(5,357)	272,748	31,783
Class 529-A	47,842	5,592	12,189	1,436	(20,124)	(2,326)	39,907	4,702
Class 529-B	3,755	445	1,577	187	(2,874)	(335)	2,458	297
Class 529-C	20,117	2,338	4,456	526	(10,235)	(1,195)	14,338	1,669
Class 529-E	2,574	304	670	79	(1,226)	(142)	2,018	241
Class 529-F-1	2,633	309	549	65	(1,651)	(195)	1,531	179
Class R-1	8,045	928	1,081	127	(4,453)	(516)	4,673	539
Class R-2	64,190	7,450	11,458	1,355	(43,464)	(5,051)	32,184	3,754
Class R-3	149,245	17,754	18,673	2,198	(99,770)	(12,006)	68,148	7,946
Class R-4	75,335	8,636	12,091	1,427	(50,394)	(5,883)	37,032	4,180
Class R-5	163,896	19,818	16,646	1,969	(141,365)	(16,054)	39,177	5,733
Class R-6(†)	41,389	4,663	1,199	124	(508)	(50)	42,080	4,737
Total net increase
(decrease)	$5,370,949	632,517	$924,094	109,027	$(3,707,940)	(432,921)	$2,587,103	308,623

* Includes exchanges between share classes of the fund.
(†)Class R-6 was offered beginning May 1, 2009.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $7,843,303,000 and $6,729,646,000, respectively, during the year ended September 30, 2010.

9. Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of September 30, 2010, the fund had open forward currency contracts to sell currencies, as shown on the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

				(amounts in thousands)
			Contract amount		Unrealized (depreciation)
Sales:	Settlement date	Counterparty	Receive	Deliver	appreciation at 9/30/2010

Brazilian reais	11/5/2010	J.P.Morgan Chase	$24,319	BRL42,200	$(243)
Euros	10/14/2010	J.P.Morgan Chase	$8,912	€7,000	(629)
Euros	10/14/2010	J.P.Morgan Chase	$3,179	€2,500	(229)
Euros	10/20/2010	UBS AG	$397	€305	(18)
Euros	10/26/2010	J.P.Morgan Chase	$1,511	€1,150	(57)
Euros	10/26/2010	HSBC Bank	$6,357	€4,750	(117)
Euros	10/27/2010	HSBC Bank	$13,749	€10,300	(289)
Euros	10/29/2010	J.P.Morgan Chase	$48,840	€36,000	(226)
Euros	10/29/2010	Bank of New York Mellon	$10,860	€8,000	(44)
Euros	11/1/2010	Bank of New York Mellon	$4,089	€3,000	- *
Euros	11/4/2010	Societe Generale	$5,793	€4,250	1

Forward currency contracts - net					(1,851)

*Amount less than one thousand.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 9/30/2010	$10.29	$.89	$.78	$1.67	$(.83)	$-	$(.83)	$11.13	16.75%	$11,687	.68%	.68%	8.26%
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	-	(.88)	10.29	14.03	10,274	.80	.79	9.57
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.87)	8,074	.70	.67	8.14
Year ended 9/30/2007	12.30	.93	.04	.97	(.92)	-	(.92)	12.35	7.99	9,516	.69	.66	7.35
Year ended 9/30/2006	12.27	.92	.05	.97	(.94)	-	(.94)	12.30	8.26	8,285	.69	.65	7.52
Class B:
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	-	(.74)	11.13	15.86	452	1.46	1.46	7.50
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.18	550	1.56	1.55	8.93
Year ended 9/30/2008	12.35	.85	(2.32)	(1.47)	(.85)	(.02)	(.87)	10.01	(12.55)	557	1.47	1.44	7.37
Year ended 9/30/2007	12.30	.83	.04	.87	(.82)	-	(.82)	12.35	7.19	756	1.44	1.41	6.62
Year ended 9/30/2006	12.27	.83	.05	.88	(.85)	-	(.85)	12.30	7.44	760	1.46	1.42	6.76
Class C:
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	-	(.74)	11.13	15.80	1,337	1.51	1.51	7.44
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.15	1,213	1.58	1.57	8.74
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.59)	890	1.52	1.48	7.32
Year ended 9/30/2007	12.30	.83	.04	.87	(.82)	-	(.82)	12.35	7.14	1,045	1.48	1.45	6.55
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	-	(.84)	12.30	7.39	871	1.50	1.46	6.71
Class F-1:
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	-	(.82)	11.13	16.69	1,457	.74	.74	8.21
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	-	(.88)	10.29	14.02	1,482	.81	.80	9.54
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.90)	1,204	.74	.70	8.09
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.98	1,166	.70	.67	7.32
Year ended 9/30/2006	12.27	.92	.05	.97	(.94)	-	(.94)	12.30	8.23	846	.71	.68	7.47
Class F-2:
Year ended 9/30/2010	10.29	.91	.78	1.69	(.85)	-	(.85)	11.13	16.98	511	.48	.48	8.44
Year ended 9/30/2009	10.01	.81	.37	1.18	(.90)	-	(.90)	10.29	14.32	341	.53	.53	8.99
Period from 8/4/2008 to 9/30/2008	11.01	.14	(1.00)	(.86)	(.14)	-	(.14)	10.01	(7.84)	13	.08	.07	1.34
Class 529-A:
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	-	(.82)	11.13	16.66	230	.76	.76	8.18
Year ended 9/30/2009	10.01	.82	.33	1.15	(.87)	-	(.87)	10.29	13.99	172	.84	.83	9.50
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.91)	120	.74	.71	8.11
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.92	124	.76	.72	7.30
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	-	(.93)	12.30	8.21	92	.74	.70	7.47
Class 529-B:
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	-	(.73)	11.13	15.74	23	1.56	1.56	7.39
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	22	1.65	1.64	8.76
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.64)	18	1.58	1.55	7.26
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.06	21	1.56	1.53	6.50
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	-	(.83)	12.30	7.30	18	1.58	1.55	6.63
Class 529-C:
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	-	(.73)	11.13	15.75	91	1.56	1.56	7.39
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	68	1.64	1.63	8.71
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.64)	49	1.57	1.54	7.27
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.07	52	1.55	1.52	6.50
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	-	(.83)	12.30	7.31	40	1.57	1.54	6.64
Class 529-E:
Year ended 9/30/2010	10.29	.85	.78	1.63	(.79)	-	(.79)	11.13	16.34	12	1.04	1.04	7.90
Year ended 9/30/2009	10.01	.80	.33	1.13	(.85)	-	(.85)	10.29	13.66	9	1.13	1.12	9.23
Year ended 9/30/2008	12.35	.90	(2.32)	(1.42)	(.90)	(.02)	(.92)	10.01	(12.18)	7	1.06	1.02	7.79
Year ended 9/30/2007	12.30	.88	.04	.92	(.87)	-	(.87)	12.35	7.62	7	1.04	1.01	7.01
Year ended 9/30/2006	12.27	.88	.05	.93	(.90)	-	(.90)	12.30	7.88	5	1.05	1.01	7.17

Class 529-F-1:
Year ended 9/30/2010	$10.29	$.90	$.78	$1.68	$(.84)	$-	$(.84)	$11.13	16.91%	$11	.55%	.55%	8.40%
Year ended 9/30/2009	10.01	.84	.33	1.17	(.89)	-	(.89)	10.29	14.23	7	.63	.62	9.72
Year ended 9/30/2008	12.35	.95	(2.32)	(1.37)	(.95)	(.02)	(.97)	10.01	(11.74)	6	.56	.52	8.29
Year ended 9/30/2007	12.30	.94	.04	.98	(.93)	-	(.93)	12.35	8.15	6	.54	.51	7.51
Year ended 9/30/2006	12.27	.94	.05	.99	(.96)	-	(.96)	12.30	8.41	4	.55	.52	7.66
Class R-1:
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	-	(.73)	11.13	15.78	23	1.53	1.53	7.41
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	18	1.64	1.63	8.65
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.62)	12	1.55	1.52	7.29
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.08	13	1.57	1.52	6.50
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	-	(.84)	12.30	7.35	8	1.59	1.50	6.68
Class R-2:
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	-	(.74)	11.13	15.80	209	1.58	1.51	7.44
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.17	170	1.79	1.56	8.81
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.58)	128	1.70	1.48	7.34
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.13	138	1.69	1.47	6.56
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	-	(.84)	12.30	7.37	106	1.90	1.48	6.70
Class R-3:
Year ended 9/30/2010	10.29	.85	.78	1.63	(.79)	-	(.79)	11.13	16.33	316	1.05	1.05	7.90
Year ended 9/30/2009	10.01	.80	.33	1.13	(.85)	-	(.85)	10.29	13.66	272	1.13	1.12	9.20
Year ended 9/30/2008	12.35	.89	(2.32)	(1.43)	(.89)	(.02)	(.91)	10.01	(12.20)	185	1.07	1.04	7.77
Year ended 9/30/2007	12.30	.88	.04	.92	(.87)	-	(.87)	12.35	7.58	186	1.07	1.04	6.98
Year ended 9/30/2006	12.27	.87	.05	.92	(.89)	-	(.89)	12.30	7.84	134	1.08	1.05	7.13
Class R-4:
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	-	(.82)	11.13	16.68	213	.75	.75	8.19
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	-	(.88)	10.29	14.02	172	.81	.80	9.56
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.93)	125	.77	.73	8.08
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.93	118	.75	.72	7.30
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	-	(.93)	12.30	8.19	73	.75	.72	7.46
Class R-5:
Year ended 9/30/2010	10.29	.91	.78	1.69	(.85)	-	(.85)	11.13	17.03	232	.44	.44	8.50
Year ended 9/30/2009	10.01	.85	.33	1.18	(.90)	-	(.90)	10.29	14.37	202	.51	.50	9.88
Year ended 9/30/2008	12.35	.96	(2.32)	(1.36)	(.96)	(.02)	(.98)	10.01	(11.65)	140	.45	.42	8.40
Year ended 9/30/2007	12.30	.96	.04	1.00	(.95)	-	(.95)	12.35	8.26	137	.44	.41	7.61
Year ended 9/30/2006	12.27	.95	.05	1.00	(.97)	-	(.97)	12.30	8.51	84	.46	.42	7.75
Class R-6:
Year ended 9/30/2010	10.29	.92	.78	1.70	(.86)	-	(.86)	11.13	17.09	89	.39	.39	8.56
Period from 5/1/2009 to 9/30/2009	8.47	.33	1.83	2.16	(.34)	-	(.34)	10.29	25.96	49	.18	.18	3.55

	Year ended September 30
	2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	47%	43%	35%	42%	41%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
America High-Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio and the summary investment portfolio, of American High-Income Trust (the “Fund”), as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 11, 2010